ARIES PORTFOLIO
VALUATION REPORT
8TH MARCH 2019
PREPARED BY:	PREPARED FOR:
Colliers Real Estate Services Italia S.r.l.	Zodiac Holdings, LLC
con socio unico	Nucleus SPV, LLC

TABLE OF CONTENT
1	EXECUTIVE SUMMARY		4
2	INTRODUCTION		8
	2.1	OBJECT AND PURPOSE OF THE VALUATION	8
	2.2	DEFINITION OF MARKET VALUE	8
	2.3	LIMITATIONS AND RESTRICTIONS	9
	2.4	UNIT OF MEASUREMENT	10
	2.5	DATE OF REFERENCE	10
	2.6	INSPECTION	10
3	THE REAL ESTATE MARKET		14
	3.1	MACRO-ECONOMIC SCENARIO	14
	3.2	THE REAL ESTATE MARKET IN ITALY	19
	3.3	THE TELEPHONE EXCHANGE ITALIAN REAL ESTATE MARKET	29
	3.4	MARKET ANALYSIS	30
4	VALUATION APPROACH		35
	4.1	THEORY AND PRACTICE IN THE REAL ESTATE SECTOR	35
	4.2	THE INCOME APPROACH (DCF)	37
	4.3	THE RESIDUAL APPROACH	37
	4.4	MARKET VALUE	37
	4.5	SUMMARY TABLE	42
	4.6	VACANT POSSESSION VALUE	46
	4.7	REINSTATEMENT COST (R.C.A.)	46
	4.8	AREAS AND TOWN PLANNING	50
5	CONCLUSIONS		52

i

1	EXECUTIVE SUMMARY
Follows a table which summarizes the main information of the asset object of valuation

ERNA Code	#	City	Address	MV 31.12.2018	VPV 31.12.2018
A1	**1**	**SAN PELLEGRINO TERME**	**VIA S. ANTONIO,SNC**	**1.540.000**	**1.080.000**
A2	2	PALAZZOLO SULL'OGLIO	VIA GALLIGNANI,27	340.000	255.000
A3	**3**	**LENO**	**VIA FRATELLI DE GIULI,5/5A**	**360.000**	**260.000**
A4	4	GOTTOLENGO	VIA CIRCONVALLAZIONE NORD,4A-4B	375.000	250.000
A5	**5**	**VEROLANUOVA**	**VIA MARCONI, 27**	**465.000**	**315.000**
A6	6	VESTONE	VIA G. PERLASCA,SNC	390.000	295.000
A7	**7**	**PALAZZOLO SULL'OGLIO**	**VIA SARIOLETTO,SNC**	**735.000**	**385.000**
A8	8	CAZZAGO SAN MARTINO	VIALE KENNEDY,10	135.000	150.000
A9	**9**	**TAVERNERIO**	**VIA ALDO MORO, snc**	**500.000**	**280.000**
A10	10	CERMENATE	VIA CIMITERO,SNC	405.000	285.000
A11	**11**	**VERTEMATE CON MINOPRIO**	**VIA ROMA,SN**	**420.000**	**405.000**
A12	12	SOLBIATE	VIA CESARE BATTISTI,2	765.000	370.000
A13	**13**	**ROVELLASCA**	**VIA COLOMBO,SNC**	**420.000**	**300.000**
A14	14	CASALMAGGIORE	VIA MARCONI,1O	1.250.000	540.000
A15	**15**	**PANDINO**	**VIA ZARA,SNC**	**700.000**	**400.000**
A16	16	CASTELLEONE	VIA BARNABo',SNC	265.000	155.000
A17	**17**	**MERATE**	**VIALE LOMBARDIA, snc**	**1.830.000**	**1.200.000**
A18	18	CASALPUSTERLENGO	VIA RAFFAELLO SANZIO,SNC	345.000	270.000
A19	**19**	**SOLARO**	**VIA GIOVANNI DA SOLARO,SNC**	**545.000**	**315.000**
A20	20	BUSTO GAROLFO	VIA E. CURIEL,13/15	305.000	215.000
A21	**21**	**RESCALDINA**	**VIALE V. VENETO, 34**	**530.000**	**390.000**
A22	22	CASTANO PRIMO	VIA VILLORESI,SNC	1.220.000	645.000
A23	**23**	**MILANO**	**VIA BARONI,6**	**2.180.000**	**2.540.000**
A24	24	VIMODRONE	VIA POVERELLO D'ASSISI,4/6/8	1.420.000	1.140.000
A25	**25**	**PIOLTELLO**	**VIA MONZA,SNC**	**800.000**	**570.000**
A26	26	MAGENTA	VIA SAN MARTINO, 6-8	1.380.000	975.000
A27	**27**	**SAN COLOMBANO AL LAMBRO**	**VIA L. DA VINCI, 5**	**275.000**	**190.000**
A28	28	LOCATE DI TRIULZI	VIA VERDI, 50	1.680.000	1.290.000
A29	**29**	**BOLLATE**	**VIA DON GUANELLA, 15**	**910.000**	**975.000**
A30	30	PIOLTELLO	VIA ERODOTO,SNC	2.280.000	2.100.000
A31	**31**	**CERIANO LAGHETTO**	**VIA A. VOLTA,SNC**	**630.000**	**490.000**
A32	32	PESCHIERA BORROMEO	VIA XXV APRILE, 56	845.000	680.000
A33	**33**	**BELLUSCO**	**STR. PROV. BELLUSCO-GERNO,S**	**460.000**	**290.000**
A34	34	POGLIANO MILANESE	VIA NAZARIO SAURO,1	775.000	585.000
A35	**35**	**TREZZO SULL'ADDA**	**VIA PELLICO,SNC**	**665.000**	**390.000**
A36	36	PAULLO	VIA SALVO D'ACQUISTO 2/A	910.000	730.000
A37	**37**	**ASOLA**	**VIA ZIACCHI,3**	**480.000**	**270.000**
A38	38	SUZZARA	MONTECCHI, 9 A/B/C	1.070.000	610.000
A39	**39**	**SERMIDE**	**VIA CURTATONE-MONTANARA,SNC**	**475.000**	**300.000**
A40	40	MARMIROLO	VIA VERDI,SNC	425.000	250.000
A41	**41**	**BOZZOLO**	**VIA GIUSEPPINA,25**	**360.000**	**165.000**
A42	42	MEDE	VIA CAGNONI,5	585.000	375.000
A43	**43**	**BRONI**	**VIA PRIVATA TOGNI,3**	**455.000**	**310.000**
A44	44	CASTEGGIO	VIA A. DE GASPERI,32/A	565.000	380.000
A45	**45**	**GARLASCO**	**STRADE PRIVATA DA VIA LEONARDO DA V**	**1.180.000**	**670.000**
A46	46	VARZI	VIA CIRCONVALLAZIONE,1	715.000	425.000
A47	**47**	**CERTOSA DI PAVIA**	**VIA GARIBALDI,SN**	**400.000**	**270.000**
A48	48	FELIZZANO	VIA G. MATTEOTTI,13	175.000	85.000
A49	**49**	**ARQUATA SCRIVIA**	**VIA DEL VAPORE, 6**	**235.000**	**130.000**

A50	50	CASALE MONFERRATO	VIA M. ADAM,SNC	135.000	120.000
A51	51	ALESSANDRIA	VIALE T. MICHEL, 38	355.000	230.000
A52	52	COGGIOLA	VIA IV NOVEMBRE,39	145.000	120.000
A53	53	COSSATO	VIA G. MATTEOTTI,.	725.000	360.000
A54	54	SAGLIANO MICCA	VIA NAVA,.	210.000	85.000
A55	55	CEVA	VIA REGINA MARGHERITA,24	305.000	205.000
A56	56	GARESSIO	VIA REGINA MARGHERITA,.	290.000	155.000
A57	57	FOSSANO	VIA IV NOVEMBRE,13	360.000	355.000
A58	58	BORGO SAN DALMAZZO	VIA CAVOUR,19	405.000	350.000
A59	59	DOGLIANI	VIA A. MANZONI,6/8	470.000	280.000
A60	60	RACCONIGI	VIA PRATO dei CORNETTI, 10-12	580.000	370.000
A61	61	CUNEO	VIA SAVONA,35	550.000	535.000
A62	62	MONDOVI'	VIA VERDI,8	1.250.000	905.000
A63	63	SOMMARIVA DEL BOSCO	VICOLO BALBO,16	270.000	190.000
A64	64	TORINO	VIA DAMIANO CHIESA,37	535.000	340.000
A65	65	TORINO	VIA C. MASSAIA,22	1.880.000	1.240.000
A66	66	TORINO	CORSO UNIONE SOVIETICA,563/4	610.000	475.000
A67	67	MONCALIERI	VIA C. COLOMBO,5/7	800.000	620.000
A68	68	COLLEGNO	VIA DON BOSCO,3	660.000	555.000
A69	69	SAN MAURO TORINESE	VIA GIANSIRACUSA,23	820.000	625.000
A70	70	SETTIMO TORINESE	VIA CAVOUR,18	900.000	630.000
A71	71	GIAVENO	VIA XXIV MAGGIO,7	680.000	470.000
A72	72	CIRIE'	PIAZZA MADONNA DI LORETO,29	1.070.000	770.000
A73	73	RIVAROLO CANAVESE	VIA GIACOSA,6/8	1.220.000	785.000
A74	74	COLLEGNO	VIA E. DE AMICIS,67	1.370.000	1.370.000
A75	75	SUSA	CORSO L. COUVERT,5	250.000	250.000
A76	76	CASELLE TORINESE	STRADA AEREOPORTO,20	740.000	535.000
A77	77	SANTENA	VIA P. AMEDEO,62	640.000	470.000
A78	78	GASSINO TORINESE	VIA CARSO,4	335.000	300.000
A79	79	COLLEGNO	VIA DRUENTO, 29	565.000	535.000
A80	80	PIOSSASCO	VIA S.BERNARDO/VIA VOLVERA,SNC	820.000	565.000
A81	81	CALUSO	VIA MARTIRI D'ITALIA,12	640.000	400.000
A82	82	LUSERNA SAN GIOVANNI	CORSO MATTEOTTI,15	585.000	375.000
A83	83	CUORGNE'	VIA TRIPOLI,1	485.000	290.000
A84	84	TORRE PELLICE	CORSO LOMBARDINI,9	335.000	285.000
A85	85	IVREA	VIA CASALE,3/B	775.000	795.000
A86	86	IVREA	VIA TORINO,421	200.000	220.000
A87	87	VIGONE	VIA N. BUFFA,21	325.000	175.000
A88	88	AVIGLIANA	VIA DEI TESTA,31	1.330.000	945.000
A89	89	PEROSA ARGENTINA	VIA CESARE BATTISTI,7	295.000	130.000
A90	90	CERES	VIA MONS. FILIPPELLO,9	170.000	175.000
A91	91	PIEDIMULERA	VIA LUNGO ANZA,7	415.000	255.000
A92	92	VILLADOSSOLA	VIA FABBRI, snc	575.000	365.000
A93	93	ORNAVASSO	VIA ALFREDO DI DIO,12	295.000	215.000
A94	94	GATTINARA	CORSO VALSESIA,255/257	600.000	400.000
A95	95	TRINO	CORSO CASALE, 2	230.000	140.000
A96	96	PIANORO	VIA A.COSTA,91	410.000	365.000
A97	97	CASTEL DI CASIO	VIA BUFERLA,19	1.040.000	750.000
A98	98	PORTOMAGGIORE	VIA FAUSTO BERETTA,9	380.000	260.000
A99	99	COMACCHIO	VIA DIGIONE,19 Loc. PORTO GARIBALDI	1.350.000	850.000
A100	100	CODIGORO	VIALE DELLA RESISTENZA,SNC	290.000	165.000
A101	101	BONDENO	VIA T. BONATI,34	465.000	365.000
A102	102	BOMPORTO	VIA BOITO,1	350.000	280.000
A103	103	CARPI	VIA SANTI,1	880.000	725.000
A104	104	FIORANO MODENESE	VIA S. CATERINA DA SIENA,18	265.000	255.000
A105	105	SOLIERA	VIA C. MENOTTI,80	325.000	240.000
A106	106	NONANTOLA	VIA PAPA GIOVANNI XXIII,10	400.000	325.000
A107	107	MODENA	VIA CANALETTO,210	725.000	620.000
A108	108	SASSUOLO	VIA G. D'AREZZO,SNC	425.000	410.000
A109	109	PARMA	VIA DELLA NAVETTA,3/BIS	455.000	455.000

A110	110	FORNOVO DI TARO	VIA NAZIONALE,36/BIS	790.000	440.000
A111	**111**	**TRAVERSETOLO**	**G. D'ANNUNZIO, 11**	**590.000**	**480.000**
A112	112	FAENZA	VIA S. LEGA,3	880.000	535.000
A113	**113**	**RUSSI**	**VIA CHIESUOLA,SNC**	**325.000**	**240.000**
A114	114	CASTEL BOLOGNESE	VIA MAZZINI,3	365.000	270.000
A115	**115**	**MASSA LOMBARDA**	**VIA DELLA REPUBBLICA 18/A**	**280.000**	**195.000**
A116	116	REGGIO EMILIA	VIA VASCO DE GAMA,3	720.000	615.000
A117	**117**	**CORREGGIO**	**VIA L. DA VINCI,1**	**495.000**	**385.000**
A118	118	CASTELNOVO NE' MONTI	VIA MATILDE DI CANOSSA N.3/A	380.000	245.000
A119	**119**	**MONFALCONE**	**VIA CIMA,15**	**1.340.000**	**960.000**
A120	120	GEMONA DEL FRIULI	VIA DANTE,SNC	295.000	145.000
A121	**121**	**TOLMEZZO**	**VIA CIVIDALE, snc**	**1.880.000**	**965.000**
A122	122	TRICESIMO	VIA JULIA,28	320.000	195.000
A123	**123**	**CIVIDALE DEL FRIULI**	**VIA DELLA PERTICA,2**	**285.000**	**135.000**
A124	124	CERVIGNANO DEL FRIULI	VIA del ZOTTO, snc	1.480.000	680.000
A125	**125**	**SAN LORENZO AL MARE**	**VIA PIETRABRUNA,SNC**	**980.000**	**1.080.000**
A126	126	TAGGIA	STRADA VICINALE SCOFFERI, snc	455.000	410.000
A127	**127**	**LA SPEZIA**	**VIA MONFALCONE,41**	**2.030.000**	**1.940.000**
A128	128	VALDAGNO	VIA DEI LANIFICI, 5/E	770.000	595.000
A129	**129**	**SAN BONIFACIO**	**VIA STADIO, 14-16-18**	**1.510.000**	**820.000**
A130	130	CASSINO	VIA FOLCARA,SNC	2.420.000	1.330.000
A131	**131**	**PONTECORVO**	**VIA SALVATORE SPIRIDIGLIOZZI,SNC**	**505.000**	**350.000**
A132	132	ALATRI	VIA DELLE ORCHIDEE	440.000	300.000
A133	**133**	**ALBANO LAZIALE**	**VIA DELLA TENUTELLA,SNC**	**1.670.000**	**985.000**
A134	134	CIVITA CASTELLANA	VIA BONANNI,28	880.000	405.000
A135	**135**	**TUSCANIA**	**VIA PIANSANO, snc**	**415.000**	**220.000**
A136	136	VALENTANO	STRADA STATALE LARERANENSE,SNC	385.000	270.000
A137	**137**	**MONDOLFO**	**VIA BUONA CESTA MAGGIORE, 1**	**365.000**	**260.000**
A138	138	URBANIA	VIALE MICHELANGELO,SNC	310.000	205.000
A139	**139**	**MONTESILVANO**	**TRAVERSA DI VIA NILO**	**405.000**	**255.000**
A140	140	TRENTOLA DUCENTA	VIA ROMA,SNC	425.000	265.000
A141	**141**	**MARANO DI NAPOLI**	**VIA PROVINCIALE,SNC**	**835.000**	**205.000**
A142	142	NAPOLI	VIA DE MEIS,126	475.000	350.000
A143	**143**	**NAPOLI**	**VIA PIA, snc**	**1.220.000**	**800.000**
A144	144	SAN GIUSEPPE VESUVIANO	VIA CAPOCRESTI,SNC	590.000	360.000
A145	**145**	**AFRAGOLA**	**VIA VENEZIA GIULIA,SNC**	**550.000**	**350.000**
A146	146	VALLO DELLA LUCANIA	VIA DI VIETRI,SNC	585.000	525.000
A147	**147**	**SAN GIOVANNI LA PUNTA**	**VIA GARIBALDI,SNC**	**1.010.000**	**525.000**
A148	148	PATERNO'	VIA della LIBERTA' , snc	810.000	495.000
A149	**149**	**MARSALA**	**VIA ALAGNA,SNC**	**605.000**	**370.000**
A150	150	MARSALA	STRADA STATALE 115,SNC	155.000	145.000
A151	**151**	**SAN MARCO ARGENTANO**	**VIA DANTE ALIGHIERI, 15**	**265.000**	**120.000**
A152	152	DIAMANTE	VIA EUROPA, SNC	380.000	310.000
A153	**153**	**BAGNARA CALABRA**	**VIA GIOVANNI XXIII,SNC**	**280.000**	**165.000**
A154	154	VIBO VALENTIA	CORSO UMBERTO I,134	870.000	790.000
A155A	**155**	**BIELLA**	**via Pietro Micca, 12**	**40.000**	**40.000**
A155B	156	BIELLA	via Pietro Micca, 12	5.000	5.000
A156A	**157**	**BOLOGNA**	**via Decumana**	**5.000**	**5.000**
A156B	158	BOLOGNA	via Decumana	10.000	10.000
A157A	**159**	**FERRARA**	**via Borgoleoni, 26**	**60.000**	**60.000**
A157B	160	FERRARA	via Borgoleoni, 26	30.000	30.000
A157C	**161**	**FERRARA**	**via Borgoleoni, 26**	**30.000**	**30.000**
A158	162	FERRARA	via Cavour, 21	85.000	85.000
A159	**163**	**FERRARA**	**via N. Sauro, 10**	**25.000**	**25.000**
A160	164	GORIZIA	via XXIV Maggio, 5/A	20.000	20.000
A161	**165**	**SASSUOLO**	**Via Radici in Piano 8**	**105.000**	**105.000**
A162	166	ROVIGO	gall. Ballotta, 6	120.000	120.000
A163A	**167**	**TORINO**	**c.so Svizzera, 185**	**110.000**	**110.000**
A163B	168	TORINO	c.so Svizzera, 185	5.000	5.000
A164A	**169**	**VICENZA**	**via Medici, 52**	**815.000**	**815.000**
A164B	170	VICENZA	via Medici, 52	5.000	5.000

2	INTRODUCTION
2.1	OBJECT AND PURPOSE OF THE VALUATION
The object of this assignment is the valuation of the real estate assets belonging to the Aries Portfolio.  The purpose of this valuation is to determine the following considering the current Italian Real Estate Market situation:
●
Market Value of the Property.  The “Market Value” shall be determined in accordance with the appraisal and valuation manual published by the Royal Institution of Chartered Surveyors (as revised from time to time);

●	Vacant Possession Value: the value assume that each asset is, at the valuation date, vacant and ready to be rent.
●	Estimated Rental Value: ERV of the properties, according the asset characteristics and the market evidence.
●	Reinstatement cost: RCA, reconstruction costs.
The scope of this assessment is to provide the Client a valuation report for financial analysis.
2.2	DEFINITION OF MARKET VALUE
The “Current Value” or “Market Value” of a property refers to the fair amount (price) at which a piece of real estate can reasonably be transferred, at a certain date, from a seller to a purchaser, with neither of the two parties being forced to sell or purchase and both of which are fully aware of all of the significant factors regarding the subject property, of its possible uses, of its characteristics and of the existing market conditions.
The sale price of the asset will therefore be determined based on normal sales conditions, which are present when:
●	the seller truly intends to sell the asset and is not subject to circumstances of an economic/financial nature that influence the willingness to sell;
●	there is a reasonable amount of time, considering the type of asset and the market situation, to market the asset, carry out sales negotiations and define the relative contractual conditions;
●	the terms of the sales transaction reflect the true conditions of the real estate market of the zone in which the asset is located;
●
offers to purchase the asset reflect real market conditions, and any offers that are not in line with the market (due to the subjective opinion of the purchaser, acting according to principles that do not significantly impact the market economically) are not taken into consideration.

2.3	LIMITATIONS AND RESTRICTIONS
We would like to draw attention to a number of fundamental assumptions to which we have referred in preparing this report:
●
sources of information:  this report has been prepared on the basis of information provided by the Client, through the files gathered in the VDR together with some additional information provided in different steps by email (technical/zoning, legal, title deeds, areas, cadastral data, rent roll/tenancy information, opex).  Should this information prove to be incorrect or incomplete, the valuation of the property could alter and, therefore, we reserve the right, if necessary, to revise our conclusions.
In addition to information established by us, we have relied on the information provided by 3rd parties.  This is detailed in each Individual Property Report, and in Particular includes:
-	Final/Draft Technical and Environmental Due Diligence Report/Summary prepared by Duff & Phelps dated 01/03/2019;
-	Final/Draft Legal Due Diligence Report prepared by Pavia e Ansaldo Studio Legale dated 26/02/2019;
●	areas: these have been obtained from documentation provided by the Client and were not verified during the course of the inspection as agreed with the Client;
●
title deeds:  the valuation is based on information provided by the Client.  Unless otherwise specified, it is assumed that there are regular titles of ownership and that there are no third-party claims, obligations, restrictions and/or encumbrances and/or pending litigation that may impact use of the asset;

●	leasehold status: the property’s leasehold status was provided by the Client;
●
regulatory assessments:  without prejudice to what has been determined from the information provided by the Client, no environmental impact surveys have been carried out, and it is assumed that the property is not in abnormal condition and that neither archaeological remains nor dangerous or deleterious materials that could adversely affect occupation of the site, marketing of the property or current/future values of the asset are present;

●
expenses:  no allowances have been made for any sale/purchase expenses, such as legal, tax or agency costs.  The property has been considered in its existing state, not encumbered by any mortgages and free from restrictions or easements of any type, except that which is specifically stated in the report;

●	taxes, duties and other transfer costs: no deductions have been made from the values expressed in this report for any taxes or duties, or any legal, agency or other costs.
2.4	UNIT OF MEASUREMENT
The areas in this report are expressed in square metres (sqm) and the values in Euros (€).
2.5	DATE OF REFERENCE
This report refers to the date of 31 December 2018.  Unless otherwise stated, any information emerging during this assignment refers to this date.
2.6	INSPECTION
The inspections of the properties were carried out by Colliers RES during the month of January and February 2019, in order to identify and assess the following variables:
●	accessibility and specific location;
●	surrounding area;

●	structural characteristics of the area;
●	condition of the sites;
●	status of the finishing.
According to the Client’s requirements, Colliers RES has accomplished the site visits in “Drive-By” or “Full” modality.

A121	121	TOLMEZZO	VIA CIVIDALE, snc	Full
A122	122	TRICESIMO	VIA JULIA,28	Desktop
A123	123	CIVIDALE DEL FRIULI	VIA DELLA PERTICA,2	Desktop
A124	124	CERVIGNANO DEL FRIULI	VIA del ZOTTO, snc	Full
A125	125	SAN LORENZO AL MARE	VIA PIETRABRUNA,SNC	Drive-by
A126	126	TAGGIA	STRADA VICINALE SCOFFERI, snc	Desktop
A127	127	LA SPEZIA	VIA MONFALCONE,41	Full
A128	128	VALDAGNO	VIA DEI LANIFICI, 5/E	Drive-by
A129	129	SAN BONIFACIO	VIA STADIO, 14-16-18	Full
A130	130	CASSINO	VIA FOLCARA,SNC	Full
A131	131	PONTECORVO	VIA SALVATORE SPIRIDIGLIOZZI,SNC	Desktop
A132	132	ALATRI	VIA DELLE ORCHIDEE	Desktop
A133	133	ALBANO LAZIALE	VIA DELLA TENUTELLA,SNC	Drive-by
A134	134	CIVITA CASTELLANA	VIA BONANNI,28	Drive-by
A135	135	TUSCANIA	VIA PIANSANO, snc	Desktop
A136	136	VALENTANO	STRADA STATALE LARERANENSE,SNC	Desktop
A137	137	MONDOLFO	VIA BUONA CESTA MAGGIORE, 1	Desktop
A138	138	URBANIA	VIALE MICHELANGELO,SNC	Desktop
A139	139	MONTESILVANO	TRAVERSA DI VIA NILO	Desktop
A140	140	TRENTOLA DUCENTA	VIA ROMA,SNC	Desktop
A141	141	MARANO DI NAPOLI	VIA PROVINCIALE,SNC	Drive-by
A142	142	NAPOLI	VIA DE MEIS,126	Desktop
A143	143	NAPOLI	VIA PIA, snc	Drive-by
A144	144	SAN GIUSEPPE VESUVIANO	VIA CAPOCRESTI,SNC	Desktop
A145	145	AFRAGOLA	VIA VENEZIA GIULIA,SNC	Desktop
A146	146	VALLO DELLA LUCANIA	VIA DI VIETRI,SNC	Desktop
A147	147	SAN GIOVANNI LA PUNTA	VIA GARIBALDI,SNC	Drive-by
A148	148	PATERNO'	VIA della LIBERTA' , snc	Desktop
A149	149	MARSALA	VIA ALAGNA,SNC	Desktop
A150	150	MARSALA	STRADA STATALE 115,SNC	Desktop
A151	151	SAN MARCO ARGENTANO	VIA DANTE ALIGHIERI, 15	Desktop
A152	152	DIAMANTE	VIA EUROPA, SNC	Desktop
A153	153	BAGNARA CALABRA	VIA GIOVANNI XXIII,SNC	Desktop
A154	154	VIBO VALENTIA	CORSO UMBERTO I,134	Drive-by
A155A	155	BIELLA	via Pietro Micca, 12	Desktop
A155B	156	BIELLA	via Pietro Micca, 12	Desktop
A156A	157	BOLOGNA	via Decumana	Desktop
A156B	158	BOLOGNA	via Decumana	Desktop
A157A	159	FERRARA	via Borgoleoni, 26	Desktop
A157B	160	FERRARA	via Borgoleoni, 26	Desktop
A157C	161	FERRARA	via Borgoleoni, 26	Desktop
A158	162	FERRARA	via Cavour, 21	Desktop
A159	163	FERRARA	via N. Sauro, 10	Desktop
A160	164	GORIZIA	via XXIV Maggio, 5/A	Desktop
A161	165	SASSUOLO	Via Radici in Piano 8	Desktop
A162	166	ROVIGO	gall. Ballotta, 6	Desktop
A163A	167	TORINO	c.so Svizzera, 185	Desktop
A163B	168	TORINO	c.so Svizzera, 185	Desktop
A164A	169	VICENZA	via Medici, 52	Drive-by
A164B	170	VICENZA	via Medici, 52	Drive-by
A165	171	BUSTO ARSIZIO	VIA A. DA BRESCIA SNC.	Full
A166	172	TREVISO	VIA DANDOLO 12	Full
A167	173	CAGLIARI	VIA BOIARDO 12	Full
A168	174	PALERMO	VIA UGO LA MALFA 99	Full
A169	175	ROMA	V. DELLA BUFALOTTA 241	Full

3	THE REAL ESTATE MARKET
3.1	MACRO-ECONOMIC SCENARIO[1]
The global economy has continued to grow, but the prospects for world trade are weaker.  Several risk factors are affecting the expansion of the international economy:  the repercussions of a negative outcome to the trade negotiations between the United States and China, the worsening financial tensions in the emerging economies and the arrangements for the United Kingdom’s withdrawal from the European Union (Brexit).
In the third quarter of 2018, there were differing economic trends in the main advanced economies.  According to the latest indicators, at the end of the year the growth rate remained robust in the United States and turned positive in Japan, following the marked fall in GDP recorded in this quarter as a result of the natural disasters that hit the country.  Growth in the United Kingdom was in line with the average for the first half of the year.  Looking ahead, the purchasing managers’ indices (PMIs) point to a deterioration in cyclical conditions, especially in the euro area and the United States; uncertainty over the outcome of the Brexit negotiations remains high.
Among the main emerging economies, the slowdown in China’s economy under way since the beginning of 2018 continued into the last months of the year, despite the fiscal stimulus measures introduced by the government.  In contrast, cyclical growth remained substantial in India, although at a lower rate than in the early months of the year; the macroeconomic situation remains fragile in Brazil.
Consumer price inflation declined in the United States and in the United Kingdom; it fluctuated at around 1 per cent in Japan, although the core component remains close to zero.
According to the projections released by the OECD last November, growth in the world economy stood at 3.7 per cent in 2018, higher by 0.1 percentage point compared with 2017.  In 2019, world GDP is expected to increase by 3.5 per cent, 0.2 percentage points less than in September’s forecast; the revision reflects a slight deterioration in the outlook for the euro area, Japan and the main emerging economies, together with the slowdown already expected in the United States, partly due to the gradual fading of the expansionary effects of fiscal stimulus.
The risks for global economic prospects are high.  The start of negotiations between the United States and China has not dispelled the uncertainty that new protectionist measures may affect international trade over the next few months.  In addition, any sudden changes in term premiums in the United States or in the expectations regarding the Federal Reserve’s monetary policy could lead to a reduction in capital flows to the emerging economies.  Lastly, concern over future economic relations between the United Kingdom and the European Union remains high, following the British Parliament’s vote not to ratify the negotiated agreement reached by the Government in November.
Economic activity in the euro area slowed, in part owing to temporary factors but also because of a deterioration in firms’ expectations and the weakness of foreign demand.  In November industrial production fell sharply in all the main economies.  In the autumn, inflation decreased as a result of the performance of energy prices.  The ECB Governing Council confirmed its intention to maintain an ample degree of monetary accommodation in the long term.

[1]	Source: Banca d’Italia

In the third quarter of 2018, euro-area GDP rose by 0.2 per cent on the previous period, a marked slowdown compared with the spring months.  A virtual stagnation in exports contributed to this.  Domestic demand continued to drive GDP by 0.5 percentage points, led by the change in inventories and, to a lesser degree, by investment.
In the last part of the year, industrial production dropped more than had been expected in Germany, France and Italy.  Inflation decreased in the autumn months, to 1.6 per cent at the end of the year owing to the deceleration in energy prices.  For the year as a whole, inflation averaged 1.7 per cent (1.5 per cent in 2017).
During the fourth quarter, the yields on ten-year government bonds declined in all the main economic areas.  The global causes of this decrease were flanked by expectations of a more gradual normalization of monetary policy in the United States, and in the United Kingdom by the uncertainty linked with Brexit.
Interest rates on German ten-year government bonds fell by 23 basis points to 0.24 per cent in the fourth quarter.  Yield spreads between tenyear government bonds and the corresponding German Bund increased by about 20 basis points in Ireland and Spain and by about 10 points in Belgium, France and Portugal.  In Italy the spread narrowed by 65 basis points compared with the peak recorded in mid-November, thanks to the agreement between the Government and the European Commission:  in mid-January it returned to the level observed at the end of September (262 basis points).

In the last quarter of 2018 Italy’s GDP is estimated to have declined further, after the expansion of economic activity, under way for more than three years, came to a halt in the third quarter following a fall in domestic demand.  Exports continued to recover, however.
In the summer months, GDP declined by 0.1 per cent compared with the previous quarter, interrupting the expansion under way since the second quarter of 2014.  The available indicators show that activity declined further in the fourth quarter.
Inflation fell in the final months of 2018, reflecting slower growth in energy prices since October; the core component remained weak.  Firms revised downward their inflation expectations for 2019.
Credit supply conditions remain relaxed overall, though business surveys are reporting some signs of tightening.  The cost of credit is still relatively low:  thus far, the transmission of the higher wholesale funding costs to lending rates has been dampened by banks’ favourable capitalization levels and their very stable funding sources.  However, this may change if the higher yields on sovereign securities persist.  Non-performing loans continued to decrease.
According to the Italian banks that took part in the euro-area bank lending survey, in the third quarter of 2018 credit standards remained accommodative overall.  However, the deterioration in funding conditions over the summer months translated into a slight tightening in the overall terms and conditions of loan agreements.  Based on the latest business surveys, credit access conditions tightened in the last quarter of 2018.
From the second half of November, risk premiums on Italian government securities fell sharply in anticipation of the agreement reached between the Italian Government and the European Commission on 18 December, which avoided the application of the excessive deficit procedure.  Nonetheless, financial markets conditions remain tenser than before the summer.
Between the end of September and the first half of November, the sovereign risk premium, measured by the spread between Italian and German ten-year bonds, increased by about 60 basis points to just under 330 points, reflecting both the heightened uncertainty surrounding Italy’s budget for the three years 2019-21 and the release of macroeconomic data that fell below expectations.

Subsequently, the gradual easing of uncertainties regarding Italy’s budget policies and the agreement reached with the European Commission helped to significantly decrease the spread, which by mid-January returned to the levels recorded at the end of September (262 basis points), 65 points below the peak registered in mid-November.
This decline was partly due to the lower redenomination risk perceived by investors, as inferred by the reduction of 24 basis points (between mid-November and mid-January) in the difference between the premiums on credit default swaps (CDS) on Italian government securities governed by the new ISDA 2014 rules – which offer protection from redenomination risk – and those on CDS contracts governed by the old rules.  In mid-January the yields on ten-year bonds stood at 2.85 per cent, 76 and 29 basis points below the values recorded in mid-November and at the end of September respectively.

3.2	THE REAL ESTATE MARKET IN ITALY[2]
At the end of 2018, total transactions recorded in Italy amounted to €8.2 billion, down 27% against 2017.  However, looking at the volume transacted in 2013- 2016, namely the market recovery years, and excluding the lowest point (2012) and the peak (2017), the Italian market recorded a volume of +18% in 2018.
All segments observed a decline overall, with the hotel sector showing the biggest drop at -40%.  However, interest in the Italian market remains high, particularly in light of the trend in the tourism sector.  National and international investors are seeking to develop or convert existing facilities, but the processes are long and not always successful.
On the other hand, the retail sector recorded €2.1 billion in transactions, down by 15%.  This sector has always been the second leading asset class in the Italian real estate market, after offices.  Investments in this segment focused on high-street or in-town shops in 2017, while the year 2018 saw a return of investment in shopping centres (+63%).  Nevertheless, no prime transactions were recorded, and there is continued uncertainty with regard to this product, mainly due to the steady growth in online purchases.

[2]	Source: Colliers International Italia

Logistics, particularly the last-mile segment, recorded strong interest by investors.  A large number of investors competed for the Amazon logistics centre in Passo Corese (Rieti), north of Rome, resulting in a gross yield of 5.1%, very low and anomalous for the Italian market.  However, Amazon is the tenant, with a long lease agreement.
The key players on the Italian market remain foreigners, although to a lesser extent than in other years, dropping from 67% to 57% of the volume transacted.  Interest in Italy remained high during the course of the year, despite political uncertainty that shows no signs of easing.  Indeed, a number of transactions enabled new investors to achieve their first transactions on the Italian market.

In terms of yield, performance of prime yield highlights how the Italian market has reached very low levels for offices and shopping centres, while high-street shops and logistics have seen further compression in yields due to a number of major transactions.
The spread between logistics and shopping centres now amounts to just 50 basis points.  In the office sector, the lack of prime product and constant competition by investors continues to keep yields at less than 3.5% in Milan.

:INVESTMENT BY MACRO-REGION

North West
€ 3,655m
North East
€ 551m
Centre
€ 2,315m
South & Island
€ 655m
Mixed Portfolio
€ 1,057m

:INVESTMENT – MILAN

2018 vs. 2017
-26%
2,845
€ million
30%
7%
11%
17%
20%
11%
4%
CBD Duomo
CBD Porta Nuova
Centre
Semi Central
Periphery
Hinterland
Mixed Portfolio

NET PRIME INITIAL YIELDS

OFFICE

CBD + Centre	3.40%
Semi Central	4.50%
Periphery + Hinterland	5.75%

RETAIL

High Street	3.00%

:INVESTMENT – ROME

2018 vs. 2017
+27%
816
€ million
36%
17%
4%
30%
12%
1%
CBD
Centre
Semi Central
Greater Eur
Periphery
Mixed Portfolio

NET PRIME INITIAL YIELDS

OFFICE

CBD + Centre	4.00%
Greater EUR	5.00%
Periphery	7.00%

RETAIL

High Street	3.25%

3.2.1	OFFICE MARKET
The volume of investment in office properties decreased by 24% in 2018, amounting to €3.3 billion.  The market share of this asset class has in any case grown to 40% of the total invested in Italy.

While the real estate investment volume in the city of Milan has dropped by 28%, good performance was recorded in the Rome market, with €1.4 billion invested in 2018 (+36%).  Particular mention goes to the BNL portfolio, for a total value of approximately €270 million, the biggest transaction in the entire Italian market in 2018.
This new trend shows how the market in the city of Milan is not able to offer adequate product with respect to demand, driving investors to other cities, first and foremost the capital.
Looking at the leasehold scenario, the proportion of value-added properties transacted has remained constant in terms of volumes, but increased in relative terms.  The Italian market is seeking new transactions of this type, as the supply of core product is too limited and leads to an excessive increase in prices.
Investments in Milan are distributed throughout the city, including the Hinterland.  In the peripheral submarkets, only core buildings are transacted, while the central zones are seeing both core and opportunistic type transactions.
Investments in Rome are concentrated exclusively in the city’s business sectors - CBD and EUR - and involve core properties.

3.2.2	RETAIL MARKET
Except for 2015, the volume of transactions in the retail sector is stable within the limits of 2 and 2.5 billion euros.  During 2018, despite a decrease in the Real Estate market, transactions in this sector reached € 2.2 billion, equal to 26% of the Italian market of Real Estate investments.  The decrease was 15%, downward by 27% with respect to the entire market.
During the current year, there was a return on investment to shopping centers, at the expense of products in the city, +63% and -58%, respectively.  There was also a good performance of department stores, above all due to the transaction related to Galleria del Corso 4 in Milan, the future Victoria’s Secret headquarter.
54% of the transactions recorded are located in the North of the country, compared to 70% in 2017.  During the second half of 2018, two transactions of shopping centres are worth mentioning:  the former concerns a portfolio of three centres in Lombardy, for a value exceeding 150 million euros; the latter is the 8 Gallery in Turin, sold for 105 million euros.
Regarding the nationality of investors, the retail sector remains steadily dominated by international investors.  The most active nationality during the year was the US, with more than 500 million euros invested, mainly due to the transaction of Mongolfiera shopping center in Molfetta (almost 140 million euros).
The yields of shopping centers remained stable, there were no transactions of prime products during the year.  Considering the expansion of online purchases and, consequently, the logistics of the last mile, which will allow the reduction of delivery times, the shopping center sector is going through an evolution phase.  This will lead to a renewal of the sector with the introduction of new concepts, both through the adjustment of existing centers and the creation of new ones.
The new concept developed for CityLife shopping center, in Milan, was well known abroad (in particular in Paris and London) but it was not yet present in Italy.  In general, looking at the developments currently underway in Lombardy, we have an idea of how the sector could change in the coming years.

3.2.3	HOTEL MARKET
Investments in the hotel sector have declined sharply compared to 2017, amounting to €900 million, down by 40%.  However, an analysis of the data shows that 2017 was an anomalous year, as the 2018 results are better than other prior years.

The biggest transactions involved office properties in Rome, to be converted into hotels.  The two properties are in Piazza Augusto Imperatore and Piazza San Marcello, specifically in the historic centre but outside of the traditional luxury hotel streets.
Thanks to these transactions, the city of Rome maintains its leadership as top hotel destination in Italy.  Despite the many difficulties it is facing, the Capital continues to be the top tourist destination in Italy, for Italian as well as foreign tourists, with results growing over the years.  In Italy, portfolios have dropped significantly, from €670 million to only €100 million.  The only one recorded regards two MGallery hotels, in Milan and Venice.
Investment capitals in the hotel market continue to be predominantly foreign, with regard to investors as well as operators, seeking to increase their facilities in the country.  These trends are reducing the particular characteristic of the hotel market, which previously consisted of many small private establishments.

3.2.4	ALTERNATIVE ASSET CLASSES
As for the other asset classes, the volume invested in the “Other” category it has been reduced to just under one billion euros.  However, the reduction was similar to the one connected to the general market, for which the volume represents 11% of the total invested in Italy.  Investors are always looking for new investment opportunities and these smaller asset classes have the advantage of being less sought-after by the operators and hence of encountering lower competition.
By limiting the analysis to the healthcare sector only, the investment volumes have fallen considerably, reaching just over 200 million euros.  It should also be noted that the volume of 2017 was strongly characterized by the transaction of Humanitas portfolio, which weighed 280 million euros.
Looking at the geographical distribution, the absence of Southern regions is observed during the last years.  In 2018, the Center’s activity emerged mainly due to the Eurosanità Group transaction, which carried out a sale&leaseback of five facilities in Rome and surroundings.
Healthcare facilities, specifically Hospices, are usually small in volume terms.  In order to make sales, it is preferred to create portfolios that can reach attractive amounts for an institutional operator.  During the year, the transaction of six Hospice structures bought by Fabrica Sgr for an amount of approximately € 70 million should be noted.
As regards the origin of capitals, Italian investors accounted for the total volume invested in 2018, in contrast with what observed in previous years.  In fact, foreign investors represented the majority of capital with very active French investors.
The interest for this asset class, healthcare, pushed some Italian asset management companies to launch specific real estate funds, which are now looking for new investment opportunities.
The lack of product and the complexity of the operations have been an obstacle to investments in 2018.  The transactions registered in most cases are the sale&lease-back that require long negotiations between the operator and institutional investors.

3.3	THE TELEPHONE EXCHANGE ITALIAN REAL ESTATE MARKET[3]
The telephone exchange buildings are an asset type which have always been present on the Real Estate Market.  Their great market appeal is confirmed by the existence of several Funds entirely constituted by this kind of buildings.
Two are the main characteristics which increase the interest of the investors for this type of Real Estate assets:
1.	Primary standing Tenants (e.g. Telecom) with, as a consequence, low risk profile;
2.	Location that often correspond to central areas or strategic points of the municipalities.
Moreover, besides the characteristics above mentioned, another interesting element is the lease contract which insists on this type of assets:  it often has a duration between 10 and 20 years.  This is an element often sought by the Real Estate Funds that, generally, prefer long and stable cash inflows.
Considering the current progress of technologies in the field of telephony and telecommunication, we could assume in the next few years a rationalization of the spaces necessary to host the telephone systems.
However, given the privileged location of these assets, it is possible to hypothesize an easy reconversion in terms of destination of use of these buildings:  this is a crucial element in the differentiation of the risk of the investment.
Following the research carried out, the gross yield for assets located in the central areas of big cities, for the reasons described above, may even be less than 6.00%.  Slightly different the situation for telephone exchanges located in remote areas, where, due to the harder relocation of the building on the market, a greater risk must be discounted, and this leads to rates even higher than 8%.

[3]	Source: Colliers International

The following table summarizes the main transactions in the last three years in Italy regarding the telephone exchanges real estate market:

Year	Quarter	Building Name	Address	City or Province	m²	Let space as % of total space	Price (€ mln)	Number of buildings in portfolio	Gross Yield (in %)	Seller Name	Purchaser Name
2016	Q1	Via di Tor Pagnotta - Roma	Via di Tor Pagnotta	Roma		100%	50,24	1	Not Relevant	Beni Stabili SIIQ	Telecom Italia
2016	Q2	57 Centraline Telecom	57 Centraline Telecom	Mixed		100%	70,00	57		Meucci	Prelios Sgr / Fondo Madison Imperiale (Monarch Alternative Capital LP)
2016	Q3	150 Centraline Telecom	150 Centraline Telecom	Mixed		100%	170,00	150		Prelios Sgr / Fondo Raissa	TPG Capital
2016	Q3	5 Immobili di Tecla	Via della Bufalotta, 241 - Roma	Roma	4.086	100%	6,17	5	9,39%	Prelios Sgr / Tecla Fondo Uffici	IDeA FIMIT Sgr / Fondo Aries
2016	Q3	5 Immobili di Tecla	Via Enrico Dandolo, 12 - Treviso	Treviso	7.555	100%	4,06	5	8,55%	Prelios Sgr / Tecla Fondo Uffici	IDeA FIMIT Sgr / Fondo Aries
2016	Q3	Via Tevere, 34 - Mestre (VE)	Via Tevere, 34 - Venezia Mestre	Venezia	1.655	100%	1,80	1	8,35%	Cordea Savills Sgr (Cerberus Capital Management)	Unknown
2017	Q2	Armilla Centraline Telefoniche	Armilla Centraline Telefoniche	Mixed		n.a.	89,00	n.a.		GWM & Fortress	Savills IM Sgr / Fondo AI2 Italie (Aviva)
2017	Q2	Via Magolfa, 8 - Milano	Via Magolfa, 8	Milano	2.527	100%	5,72	1	6,81%	IDeA FIMIT Sgr / Fondo Tau	Private Investor
2017	Q2	Via Magolfa, 10 - Milano	Via Magolfa, 10	Milano	3.086	100%	4,08	1	4,83%	IDeA FIMIT Sgr / Fondo Tau	Private Investor
2016	Q4	Via Caldarola - Bari	Via Caldarola	Bari		100%	1,55	1		Prelios Sgr / Fondo Clarice	Private Investor
2016	Q4	Via Lupiae - Lecce	Via Lupiae	Lecce		100%	1,85	1		Prelios Sgr / Fondo Clarice	Private Investor
2017	Q4	Portafoglio centraline	Portafoglio centraline	Mixed	65.126	100%	33,53	15	9,03%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Ariosto, SNC 1 - Foligno (PG)	Via Ariosto, SNC 1 - Foligno (PG)	Perugia	3.277	100%	2,31	15	7,98%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Loquercio, 38 - Bari	Via Loquercio, 38	Bari	2.315	100%	1,12	15	8,76%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Capodistria, 6 - Milano	Via Capodistria, 6	Milano	3.381	100%	2,08	15	8,17%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Ragni, 3 - Bitonto (BA)	Via Ragni, 3 - Bitonto (BA)	Bari	1.692	100%	1,06	15	7,56%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via di Francia, 19 - Arenzano (GE)	Via di Francia, 19 - Arenzano (GE)	Genova	3.087	100%	1,87	15	7,44%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Giuditta Sidoli, 11/A - Torino	Via Giuditta Sidoli, 11/A	Torino	3.912	100%	2,49	15	7,88%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Viale Giovanni XXIII, SNC - Melegnano (MI)	Viale Giovanni XXIII, SNC - Melegnano (MI)	Milano	4.934	100%	3,24	15	8,13%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Pellizzari, SNC - Vimercate (MI)	Via Pellizzari, SNC - Vimercate (MI)	Milano	2.668	100%	1,73	15	7,90%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Monte Amiata, 20 - Rozzano (MI)	Via Monte Amiata, 20 - Rozzano (MI)	Milano	3.069	100%	1,37	15	8,33%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Dante, 5 - Pontedera (PI)	Via Dante, 5 - Pontedera (PI)	Pisa	2.448	100%	1,41	15	8,21%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Isonzo, 16 - Cusano Milanino (MI)	Via Isonzo, 16 - Cusano Milanino (MI)	Milano	2.468	100%	1,72	15	9,18%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Bersaglio, 19/B - Merano (BZ)	Via Bersaglio, 19/B - Merano (BZ)	Bolzano	5.772	100%	1,81	15	7,26%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Dante Alighieri, SNC - Città di Castello (PG)	Via Dante Alighieri, SNC - Città di Castello (PG)	Perugia	2.016	100%	1,07	15	8,85%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Via Torino, SNC - Saronno (VA)	Via Torino, SNC - Saronno (VA)	Varese	4.462	100%	2,26	15	9,25%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare
2017	Q4	Varie centraline telefoniche	Varie centraline telefoniche	Mixed	20.300	100%	7,87	n.a.	9,05%	DeA Capital RE Sgr / Spazio Industriale	Fondo Immobiliare

3.4	MARKET ANALYSIS
A market analysis was carried out in order to define the range of the rent values into which the lease contracts of the asset object of valuation are signed.
In order to determinate the market rent (ERV), different relevant factors were analysed, in particular, we examined the macro and micro location (related to the asset class), taking into account the region in which the property is located, the size, the number of inhabitants, the strategic position for the current tenant, the state of maintenance and the fungibility.  We highlight that, according to the intrinsic and extrinsic conditions and characteristics of the asset, the ERV can be in a specific segment of the range of values indicated.

It should be highlighted that the unit rent associated to each asset varies also according to the negotiation between the tenant and the owner.

ERNA Code	#	City	Region	Area	Province	Address	Commercial Area As Is	ERV Min	ERV Max
A1	1	SAN PELLEGRINO TERME	LOMBARDY	North	BG	VIA S. ANTONIO,SNC	2.124	€ 50	€ 80
A2	2	PALAZZOLO SULL'OGLIO	LOMBARDY	North	BS	VIA GALLIGNANI,27	585	€ 30	€ 75
A3	3	LENO	LOMBARDY	North	BS	VIA FRATELLI DE GIULI,5/5A	641	€ 30	€ 75
A4	4	GOTTOLENGO	LOMBARDY	North	BS	VIA CIRCONVALLAZIONE NORD,4A-4B	667	€ 30	€ 75
A5	5	VEROLANUOVA	LOMBARDY	North	BS	VIA MARCONI, 27	801	€ 30	€ 75
A6	6	VESTONE	LOMBARDY	North	BS	VIA G. PERLASCA,SNC	570	€ 30	€ 75
A7	7	PALAZZOLO SULL'OGLIO	LOMBARDY	North	BS	VIA SARIOLETTO,SNC	1.476	€ 35	€ 95
A8	8	CAZZAGO SAN MARTINO	LOMBARDY	North	BS	VIALE KENNEDY,10	481	€ 40	€ 60
A9	9	TAVERNERIO	LOMBARDY	North	CO	VIA ALDO MORO, snc	712	€ 30	€ 75
A10	10	CERMENATE	LOMBARDY	North	CO	VIA CIMITERO,SNC	860	€ 30	€ 75
A11	11	VERTEMATE CON MINOPRIO	LOMBARDY	North	CO	VIA ROMA,SN	607	€ 30	€ 75
A12	12	SOLBIATE	LOMBARDY	North	CO	VIA CESARE BATTISTI,2	1.667	€ 35	€ 95
A13	13	ROVELLASCA	LOMBARDY	North	CO	VIA COLOMBO,SNC	791	€ 30	€ 75
A14	14	CASALMAGGIORE	LOMBARDY	North	CR	VIA MARCONI,1O	1.718	€ 35	€ 95
A15	15	PANDINO	LOMBARDY	North	CR	VIA ZARA,SNC	1.236	€ 35	€ 95
A16	16	CASTELLEONE	LOMBARDY	North	CR	VIA BARNABo',SNC	450	€ 40	€ 60
A17	17	MERATE	LOMBARDY	North	LC	VIALE LOMBARDIA, snc	1.503	€ 35	€ 95
A18	18	CASALPUSTERLENGO	LOMBARDY	North	LO	VIA RAFFAELLO SANZIO,SNC	950	€ 30	€ 75
A19	19	SOLARO	LOMBARDY	North	MI	VIA GIOVANNI DA SOLARO,SNC	760	€ 30	€ 75
A20	20	BUSTO GAROLFO	LOMBARDY	North	MI	VIA E. CURIEL,13/15	466	€ 40	€ 60
A21	21	RESCALDINA	LOMBARDY	North	MI	VIALE V. VENETO, 34	651	€ 30	€ 75
A22	22	CASTANO PRIMO	LOMBARDY	North	MI	VIA VILLORESI,SNC	1.551	€ 35	€ 95
A23	23	MILANO	LOMBARDY	North	MI	VIA BARONI,6	1.750	€ 35	€ 95
A24	24	VIMODRONE	LOMBARDY	North	MI	VIA POVERELLO D'ASSISI,4/6/8	1.272	€ 35	€ 95
A25	25	PIOLTELLO	LOMBARDY	North	MI	VIA MONZA,SNC	1.048	€ 35	€ 95
A26	26	MAGENTA	LOMBARDY	North	MI	VIA SAN MARTINO, 6-8	1.365	€ 35	€ 95
A27	27	SAN COLOMBANO AL LAMBRO	LOMBARDY	North	MI	VIA L. DA VINCI, 5	729	€ 30	€ 75
A28	28	LOCATE DI TRIULZI	LOMBARDY	North	MI	VIA VERDI, 50	2.458	€ 50	€ 80
A29	29	BOLLATE	LOMBARDY	North	MI	VIA DON GUANELLA, 15	1.358	€ 35	€ 95
A30	30	PIOLTELLO	LOMBARDY	North	MI	VIA ERODOTO,SNC	2.769	€ 50	€ 80
A31	31	CERIANO LAGHETTO	LOMBARDY	North	MI	VIA A. VOLTA,SNC	786	€ 30	€ 75
A32	32	PESCHIERA BORROMEO	LOMBARDY	North	MI	VIA XXV APRILE, 56	1.902	€ 35	€ 95
A33	33	BELLUSCO	LOMBARDY	North	MI	STR. PROV. BELLUSCO-GERNO,S	667	€ 30	€ 75
A34	34	POGLIANO MILANESE	LOMBARDY	North	MI	VIA NAZARIO SAURO,1	1.085	€ 35	€ 95
A35	35	TREZZO SULL'ADDA	LOMBARDY	North	MI	VIA PELLICO,SNC	882	€ 30	€ 75
A36	36	PAULLO	LOMBARDY	North	MI	VIA SALVO D'ACQUISTO 2/A	1.301	€ 35	€ 95
A37	37	ASOLA	LOMBARDY	North	MN	VIA ZIACCHI,3	957	€ 30	€ 75
A38	38	SUZZARA	LOMBARDY	North	MN	MONTECCHI, 9 A/B/C	1.738	€ 35	€ 95
A39	39	SERMIDE	LOMBARDY	North	MN	VIA CURTATONE-MONTANARA,SNC	598	€ 30	€ 75
A40	40	MARMIROLO	LOMBARDY	North	MN	VIA VERDI,SNC	723	€ 30	€ 75
A41	41	BOZZOLO	LOMBARDY	North	MN	VIA GIUSEPPINA,25	604	€ 30	€ 75
A42	42	MEDE	LOMBARDY	North	PV	VIA CAGNONI,5	818	€ 30	€ 75
A43	43	BRONI	LOMBARDY	North	PV	VIA PRIVATA TOGNI,3	542	€ 30	€ 75
A44	44	CASTEGGIO	LOMBARDY	North	PV	VIA A. DE GASPERI,32/A	640	€ 30	€ 75
A45	45	GARLASCO	LOMBARDY	North	PV	STRADE PRIVATA DA VIA LEONARDO DA V	1.734	€ 35	€ 95
A46	46	VARZI	LOMBARDY	North	PV	VIA CIRCONVALLAZIONE,1	1.137	€ 35	€ 95
A47	47	CERTOSA DI PAVIA	LOMBARDY	North	PV	VIA GARIBALDI,SN	531	€ 30	€ 75
A48	48	FELIZZANO	PIEDMONT	North	AL	VIA G. MATTEOTTI,13	404	€ 40	€ 75
A49	49	ARQUATA SCRIVIA	PIEDMONT	North	AL	VIA DEL VAPORE, 6	472	€ 40	€ 75
A50	50	CASALE MONFERRATO	PIEDMONT	North	AL	VIA M. ADAM,SNC	677	€ 20	€ 90
A51	51	ALESSANDRIA	PIEDMONT	North	AL	VIALE T. MICHEL, 38	506	€ 20	€ 90
A52	52	COGGIOLA	PIEDMONT	North	BI	VIA IV NOVEMBRE,39	383	€ 40	€ 75
A53	53	COSSATO	PIEDMONT	North	BI	VIA G. MATTEOTTI,.	1.145	€ 15	€ 60
A54	54	SAGLIANO MICCA	PIEDMONT	North	BI	VIA NAVA,.	383	€ 40	€ 75
A55	55	CEVA	PIEDMONT	North	CN	VIA REGINA MARGHERITA,24	526	€ 20	€ 90
A56	56	GARESSIO	PIEDMONT	North	CN	VIA REGINA MARGHERITA,.	556	€ 20	€ 90
A57	57	FOSSANO	PIEDMONT	North	CN	VIA IV NOVEMBRE,13	406	€ 40	€ 75
A58	58	BORGO SAN DALMAZZO	PIEDMONT	North	CN	VIA CAVOUR,19	469	€ 40	€ 75
A59	59	DOGLIANI	PIEDMONT	North	CN	VIA A. MANZONI,6/8	595	€ 20	€ 90
A60	60	RACCONIGI	PIEDMONT	North	CN	VIA PRATO dei CORNETTI, 10-12	615	€ 20	€ 90
A61	61	CUNEO	PIEDMONT	North	CN	VIA SAVONA,35	1.039	€ 15	€ 60
A62	62	MONDOVI'	PIEDMONT	North	CN	VIA VERDI,8	2.432	€ 40	€ 65
A63	63	SOMMARIVA DEL BOSCO	PIEDMONT	North	CN	VICOLO BALBO,16	551	€ 20	€ 90
A64	64	TORINO	PIEDMONT	North	TO	VIA DAMIANO CHIESA,37	964	€ 20	€ 90
A65	65	TORINO	PIEDMONT	North	TO	VIA C. MASSAIA,22	2.508	€ 40	€ 65
A66	66	TORINO	PIEDMONT	North	TO	CORSO UNIONE SOVIETICA,563/4	832	€ 20	€ 90
A67	67	MONCALIERI	PIEDMONT	North	TO	VIA C. COLOMBO,5/7	798	€ 20	€ 90
A68	68	COLLEGNO	PIEDMONT	North	TO	VIA DON BOSCO,3	1.004	€ 15	€ 60
A69	69	SAN MAURO TORINESE	PIEDMONT	North	TO	VIA GIANSIRACUSA,23	807	€ 20	€ 90
A70	70	SETTIMO TORINESE	PIEDMONT	North	TO	VIA CAVOUR,18	823	€ 20	€ 90

A71	**71**	**GIAVENO**	**PIEDMONT**	**North**	**TO**	**VIA XXIV MAGGIO,7**	**779**	**€**	**20**	**€**	**90**
A72	72	CIRIE'	PIEDMONT	North	TO	PIAZZA MADONNA DI LORETO,29	2.156	€	40	€	65
A73	**73**	**RIVAROLO CANAVESE**	**PIEDMONT**	**North**	**TO**	**VIA GIACOSA,6/8**	**2.356**	**€**	**40**	**€**	**65**
A74	74	COLLEGNO	PIEDMONT	North	TO	VIA E. DE AMICIS,67	2.431	€	40	€	65
A75	**75**	**SUSA**	**PIEDMONT**	**North**	**TO**	**CORSO L. COUVERT,5**	**768**	**€**	**20**	**€**	**90**
A76	76	CASELLE TORINESE	PIEDMONT	North	TO	STRADA AEREOPORTO,20	1.019	€	15	€	60
A77	**77**	**SANTENA**	**PIEDMONT**	**North**	**TO**	**VIA P. AMEDEO,62**	**1.499**	**€**	**15**	**€**	**60**
A78	78	GASSINO TORINESE	PIEDMONT	North	TO	VIA CARSO,4	1.283	€	15	€	60
A79	**79**	**COLLEGNO**	**PIEDMONT**	**North**	**TO**	**VIA DRUENTO, 29**	**1.288**	**€**	**15**	**€**	**60**
A80	80	PIOSSASCO	PIEDMONT	North	TO	VIA S.BERNARDO/VIA VOLVERA,SNC	1.676	€	15	€	60
A81	**81**	**CALUSO**	**PIEDMONT**	**North**	**TO**	**VIA MARTIRI D'ITALIA,12**	**1.525**	**€**	**15**	**€**	**60**
A82	82	LUSERNA SAN GIOVANNI	PIEDMONT	North	TO	CORSO MATTEOTTI,15	1.515	€	15	€	60
A83	**83**	**CUORGNE'**	**PIEDMONT**	**North**	**TO**	**VIA TRIPOLI,1**	**1.299**	**€**	**15**	**€**	**60**
A84	84	TORRE PELLICE	PIEDMONT	North	TO	CORSO LOMBARDINI,9	630	€	20	€	90
A85	**85**	**IVREA**	**PIEDMONT**	**North**	**TO**	**VIA CASALE,3/B**	**1.353**	**€**	**15**	**€**	**60**
A86	86	IVREA	PIEDMONT	North	TO	VIA TORINO,421	650	€	20	€	90
A87	**87**	**VIGONE**	**PIEDMONT**	**North**	**TO**	**VIA N. BUFFA,21**	**653**	**€**	**20**	**€**	**90**
A88	88	AVIGLIANA	PIEDMONT	North	TO	VIA DEI TESTA,31	2.836	€	40	€	65
A89	**89**	**PEROSA ARGENTINA**	**PIEDMONT**	**North**	**TO**	**VIA CESARE BATTISTI,7**	**542**	**€**	**20**	**€**	**90**
A90	90	CERES	PIEDMONT	North	TO	VIA MONS. FILIPPELLO,9	436	€	40	€	75
A91	**91**	**PIEDIMULERA**	**PIEDMONT**	**North**	**VB**	**VIA LUNGO ANZA,7**	**456**	**€**	**40**	**€**	**75**
A92	92	VILLADOSSOLA	PIEDMONT	North	VB	VIA FABBRI, snc	751	€	20	€	90
A93	**93**	**ORNAVASSO**	**PIEDMONT**	**North**	**VB**	**VIA ALFREDO DI DIO,12**	**422**	**€**	**40**	**€**	**75**
A94	94	GATTINARA	PIEDMONT	North	VC	CORSO VALSESIA,255/257	1.096	€	15	€	60
A95	**95**	**TRINO**	**PIEDMONT**	**North**	**VC**	**CORSO CASALE, 2**	**297**	**€**	**40**	**€**	**75**
A96	96	PIANORO	EMILIA ROMAGNA	Centre	BO	VIA A.COSTA,91	425	€	50	€	70
A97	**97**	**CASTEL DI CASIO**	**EMILIA ROMAGNA**	**Centre**	**BO**	**VIA BUFERLA,19**	**1.295**	**€**	**25**	**€**	**80**
A98	98	PORTOMAGGIORE	EMILIA ROMAGNA	Centre	FE	VIA FAUSTO BERETTA,9	1.262	€	25	€	80
A99	**99**	**COMACCHIO**	**EMILIA ROMAGNA**	**Centre**	**FE**	**VIA DIGIONE,19 Loc. PORTO GARIBALDI**	**1.461**	**€**	**25**	**€**	**80**
A100	100	CODIGORO	EMILIA ROMAGNA	Centre	FE	VIALE DELLA RESISTENZA,SNC	700	€	35	€	70
A101	**101**	**BONDENO**	**EMILIA ROMAGNA**	**Centre**	**FE**	**VIA T. BONATI,34**	**621**	**€**	**35**	**€**	**70**
A102	102	BOMPORTO	EMILIA ROMAGNA	Centre	MO	VIA BOITO,1	459	€	50	€	70
A103	**103**	**CARPI**	**EMILIA ROMAGNA**	**Centre**	**MO**	**VIA SANTI,1**	**1.161**	**€**	**25**	**€**	**80**
A104	104	FIORANO MODENESE	EMILIA ROMAGNA	Centre	MO	VIA S. CATERINA DA SIENA,18	485	€	50	€	70
A105	**105**	**SOLIERA**	**EMILIA ROMAGNA**	**Centre**	**MO**	**VIA C. MENOTTI,80**	**477**	**€**	**50**	**€**	**70**
A106	106	NONANTOLA	EMILIA ROMAGNA	Centre	MO	VIA PAPA GIOVANNI XXIII,10	454	€	50	€	70
A107	**107**	**MODENA**	**EMILIA ROMAGNA**	**Centre**	**MO**	**VIA CANALETTO,210**	**907**	**€**	**35**	**€**	**70**
A108	108	SASSUOLO	EMILIA ROMAGNA	Centre	MO	VIA G. D'AREZZO,SNC	784	€	35	€	70
A109	**109**	**PARMA**	**EMILIA ROMAGNA**	**Centre**	**PR**	**VIA DELLA NAVETTA,3/BIS**	**822**	**€**	**35**	**€**	**70**
A110	110	FORNOVO DI TARO	EMILIA ROMAGNA	Centre	PR	VIA NAZIONALE,36/BIS	1.200	€	25	€	80
A111	**111**	**TRAVERSETOLO**	**EMILIA ROMAGNA**	**Centre**	**PR**	**G. D'ANNUNZIO, 11**	**785**	**€**	**35**	**€**	**70**
A112	112	FAENZA	EMILIA ROMAGNA	Centre	RA	VIA S. LEGA,3	1.449	€	25	€	80
A113	**113**	**RUSSI**	**EMILIA ROMAGNA**	**Centre**	**RA**	**VIA CHIESUOLA,SNC**	**589**	**€**	**35**	**€**	**70**
A114	114	CASTEL BOLOGNESE	EMILIA ROMAGNA	Centre	RA	VIA MAZZINI,3	524	€	35	€	70
A115	**115**	**MASSA LOMBARDA**	**EMILIA ROMAGNA**	**Centre**	**RA**	**VIA DELLA REPUBBLICA 18/A**	**567**	**€**	**35**	**€**	**70**
A116	116	REGGIO EMILIA	EMILIA ROMAGNA	Centre	RE	VIA VASCO DE GAMA,3	722	€	35	€	70
A117	**117**	**CORREGGIO**	**EMILIA ROMAGNA**	**Centre**	**RE**	**VIA L. DA VINCI,1**	**642**	**€**	**35**	**€**	**70**
A118	118	CASTELNOVO NE' MONTI	EMILIA ROMAGNA	Centre	RE	VIA MATILDE DI CANOSSA N.3/A	562	€	35	€	70
A119	**119**	**MONFALCONE**	**FRIULI VENEZIA GIULIA**	**North**	**GO**	**VIA CIMA,15**	**1.638**	**€**	**50**	**€**	**75**
A120	120	GEMONA DEL FRIULI	FRIULI VENEZIA GIULIA	North	UD	VIA DANTE,SNC	558	€	35	€	50
A121	**121**	**TOLMEZZO**	**FRIULI VENEZIA GIULIA**	**North**	**UD**	**VIA CIVIDALE, snc**	**2.389**	**€**	**55**	**€**	**70**
A122	122	TRICESIMO	FRIULI VENEZIA GIULIA	North	UD	VIA JULIA,28	687	€	35	€	50
A123	**123**	**CIVIDALE DEL FRIULI**	**FRIULI VENEZIA GIULIA**	**North**	**UD**	**VIA DELLA PERTICA,2**	**685**	**€**	**35**	**€**	**50**
A124	124	CERVIGNANO DEL FRIULI	FRIULI VENEZIA GIULIA	North	UD	VIA del ZOTTO, snc	2.282	€	55	€	70
A125	**125**	**SAN LORENZO AL MARE**	**LIGURIA**	**North**	**IM**	**VIA PIETRABRUNA,SNC**	**863**	**€**	**55**	**€**	**75**
A126	126	TAGGIA	LIGURIA	North	IM	STRADA VICINALE SCOFFERI, snc	445	€	65	€	85
A127	**127**	**LA SPEZIA**	**LIGURIA**	**North**	**SP**	**VIA MONFALCONE,41**	**2.212**	**€**	**45**	**€**	**65**
A128	128	VALDAGNO	VENETO	North	VI	VIA DEI LANIFICI, 5/E	784	€	60	€	90
A129	**129**	**SAN BONIFACIO**	**VENETO**	**North**	**VR**	**VIA STADIO, 14-16-18**	**2.032**	**€**	**50**	**€**	**80**
A130	130	CASSINO	LAZIO	Centre	FR	VIA FOLCARA,SNC	4.115	€	50	€	145
A131	**131**	**PONTECORVO**	**LAZIO**	**Centre**	**FR**	**VIA SALVATORE SPIRIDIGLIOZZI,SNC**	**1.049**	**€**	**35**	**€**	**70**
A132	132	ALATRI	LAZIO	Centre	FR	VIA DELLE ORCHIDEE	807	€	45	€	65
A133	**133**	**ALBANO LAZIALE**	**LAZIO**	**Centre**	**RM**	**VIA DELLA TENUTELLA,SNC**	**2.740**	**€**	**40**	**€**	**60**
A134	134	CIVITA CASTELLANA	LAZIO	Centre	VT	VIA BONANNI,28	1.258	€	35	€	70
A135	**135**	**TUSCANIA**	**LAZIO**	**Centre**	**VT**	**VIA PIANSANO, snc**	**678**	**€**	**45**	**€**	**65**
A136	136	VALENTANO	LAZIO	Centre	VT	STRADA STATALE LARERANENSE,SNC	609	€	45	€	65
A137	**137**	**MONDOLFO**	**MARCHE**	**Centre**	**PU**	**VIA BUONA CESTA MAGGIORE, 1**	**427**	**€**	**50**	**€**	**70**
A138	138	URBANIA	MARCHE	Centre	PU	VIALE MICHELANGELO,SNC	507	€	50	€	70
A139	**139**	**MONTESILVANO**	**ABRUZZO**	**Centre**	**PE**	**TRAVERSA DI VIA NILO**	**635**	**€**	**45**	**€**	**65**
A140	140	TRENTOLA DUCENTA	CAMPANIA	South	CE	VIA ROMA,SNC	1.035	€	30	€	50

In order to perform the Vacant Possession Value valuation, another market analysis was carried out:  for each asset, according to its alternative use (shared with the client but to be investigated and confirmed by the local authority), we consulted the data published by Revenue Agency (formerly Agenzia delle Entrate) for a more complete overview of the local market.
Moreover, a market survey was conducted in order to define the parameters within which transactions (freehold or leasehold) for properties with similar use with respect to the alternative use are concluded.
With regards to the collected data, we considered that:
1	Sale or transaction: the values of some comparables refer to asking prices and not transactions; in these cases, the appropriate adjustment coefficients were applied in order to obtain uniform data.
2	Location: some of the comparables are not located in the same zone.
3	Size: the areas were verified in order to identify, as precisely as possible, the right discount (for large areas) or premium (for smaller areas) to apply to the individual comparables.
4	Age: the age of each individual property was identified.
Specifically, the coefficient k (used to determine the single adjusted asking unit price) was used to make the property under assessment and each comparable equivalent, on the basis of the intrinsic and extrinsic characteristics of the two, thus also referring to the points above listed.
For each asset Market Analysis please see the related paragraph in the Valuation Section (Ch. 5)
4	VALUATION APPROACH
4.1	THEORY AND PRACTICE IN THE REAL ESTATE SECTOR
In determining the valuation process, we adhered to the generally accepted principles and criteria, in accordance with the International Valuation Standards (IVS), the RICS Valuation – Global Standards (“RICS Red Book”) and the professional best practices in the appraisal field.
As far as property valuation criteria, practices and valuation theory in the real estate sector are concerned, three different approaches are normally used:
●
The construction cost approach, which expresses the value of an asset based on the costs necessary for its construction or replacement, appropriately depreciated according to age, general conditions, functional, economic or environmental obsolescence and all other age factors deemed relevant.  The value of an asset can be calculated as the depreciated cost of reconstruction when there is no market for similar assets, and the value may be expressed as current cost of reconstruction.  Determination of the construction cost has three fundamental components:  appraisal of the land, estimate of the building construction cost and estimate of the appreciation/depreciation factors;
●
The sales comparison approach, which expresses the value of an asset based on the average sales prices observed in the local markets, taking into account specific characteristics of the individual assets.  The prices used are those obtained from transactions that are comparable in terms of type, location and use of the asset.  Application of the sales comparison approach is carried out following the achievement of two objectives:  identification of a sample of homogeneous assets and determination of the transaction prices.  Furthermore, the appreciation/depreciation factors must also be estimated.  Use of this method leads to the determination of average values per square metre inferred from the market transactions;

●
The income approach, which determines the value of an asset according to the income or cash flows it will be able to generate.  The income approach is based on the assumption that a rational buyer is not willing to pay a price greater than the present value of benefits that the asset will be able to produce.  Application of this approach consists of three phases:  determination of the expected economic benefits, definition of the type of algebraic relationship linking the value to income and selection of a discount/capitalisation rate.

In assessing the Market Value of the present portfolio, Colliers RES adheres to definitions, principles and criteria contained in the current edition of the RICS Valuation – Global Standards (“RICS Red Book”), incorporating the International Valuation Standards.
Accordingly, Market Value will be defined as “the estimated amount for which an asset or liability should exchange on the Valuation Date between a willing buyer and a willing seller in an arm’s-length transaction after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion”.
Specifically, according to RICS Valuation – Global Standards 2017 (the “Red Book”), and our understanding of the typology of the properties within the subject portfolio, the approaches and methodologies will be as follows:
1.  For Income producing properties:  The Income Approach
The income approach determines the value of an asset according to the income or cash flows it will be able to generate.  The income approach is based on the reasoning that a rational buyer is not willing to pay a price greater than the present value of benefits that the asset will be able to produce.
The methodology comprises the calculation of the net income (cash flow) over the holding period and the assessment of the appropriate terminal value in consideration of the nature of the asset.  Resulting net cash flows are then discounted at a selected discount rate, in order to arrive at the net present value.
2.  For Vacant Properties (either as a current situation or as a special assumption) where Colliers RES considers the Market Value to be driven by a potential re-development opportunity:  Residual Method.
The residual method is so called because it indicates the residual amount after deducting all known or anticipated costs required to complete the development from the anticipated value of the project when completed (Gross development Value) after consideration of the risks associated with completion of the project (IVS 410).
For Vacant Properties (either as a current situation or as a special assumption) where Colliers RES considers the property to be already reflecting its highest and best use and no re-development is considered:  Market Approach
Market approach is based on comparing the subject asset with identical or similar assets (or liabilities) for which price information is available, such as a comparison with market transactions in the same, or closely similar, type of asset within an appropriate time horizon (RICS Global Standards, VPS 5).
The primary methodology will be nonetheless combined with or compared against, at Colliers RES discretion, other valuation methodologies contained in the current edition of the RICS Red Book to validate the soundness of the underlying assumptions.
4.2	THE INCOME APPROACH (DCF)
The valuation through DCF analysis was carried out by discounting the net cash flows of the entire period considering a rent indexation equal to 75% or 100% of the ISTAT Index according to the different lease contracts.
The cash flows, net of management costs (property management, possible structural extraordinary maintenance reserve, IMU and TASI or property tax, possible insurance, register tax) for the building, were discounted at a rate that considers the risks of this specific investment type, to calculate the present value of the property, which corresponds to the present value of the future cash flows.
The terminal value adopted in the last year of analysis corresponds to the vacant possession value of each asset (VPV) properly indexed.
4.3	THE RESIDUAL APPROACH
The valuation through Residual Approach calculates the value of an asset as a difference between the Market Value of the totally refurbished building (considering also a potential change of use shared with the client but to be investigated and confirmed by the local authority) and the cost to develop the initiative (Refurbishment costs, External area, Urbanisation costs, Soft costs, Contingencies Sales costs, Profit of GDV, Financial costs, Purchaser’s costs and Capex if existing).
4.4	MARKET VALUE
Given the above general valuation guidelines, agreed with the client and in line with the RICS Red Book, different modalities have been used to estimate the Market Value of the assets, according to the intrinsic and extrinsic characteristics of the assets.
MODALITY A (INCOME APPROACH)
This valuation modality was applied to 135 assets interested by new lease contracts with the following characteristics:  a different rent for each single asset, starting date the 01/02/2019, duration 15+6, ISTAT Indexation equal to 100%, ordinary and extraordinary maintenance in charge of the tenant, except for the structural extraordinary maintenance which remains in charge of the owner, free rent for 15.5 months (until the 15/05/2020) and an additional free rent for January 2019.

The DCF assumptions are the following:
Duration:  the duration of the plan considers the first expire date, which occurs in 2034;
Rent Values:  the rent values taken into consideration are the ones set out in the Master Lease Contract provided by the Client.  The conventionally adopted Inflation Rate is 1.60%; this data correspond to the 2017-2026 average of the most recent forecasts of the consumer price index trend developed by Oxford Economics, which was used as a source (https://www.oxfordeconomics.com/my-oxfo);
Property management:  estimated equal to 0.50% of the annual rent;
Structural extr.  maintenance (reserves):  estimated equal to 0.10% of the RCA;
Capex:  provided by the Client;
Property tax:  provided by the Client;
Insurance:  provided by the Client;
Tax:  equal to 0.50% of the annual rent;
Discount rate:  the discount rate was determined based on the ratio of equity to debt; in this case, we use the Weighted Average Cost of Capital as the discount rate and we considered a financial leverage of 60%.  It has been considered a single rate to discount both the net rents of each year of the DCF and the Terminal Value calculated as previously stated (see par. 4.2)
As the nature of the purchaser is not known, the tax implications of final disposal of the outgoing asset were not taken into consideration.  The acquisition costs are included in the market value.
MODALITY B (INCOME APPROACH)
This valuation modality was applied to 16 assets having lease contracts modified with integrative acts.  These integrative acts set out a break option for the tenant to be exerted within the 31/12/2019.  This break option allows the tenant to leave the building, but not before a specific date shown afterwards in the summary table (with 12 months of tolerance).
The characteristics of those lease contracts are the following:  a different rent for each single building, starting date the 01/10/2012, different expiry date and duration for each single building as shown and summarized in the table reported afterwards, ISTAT Indexation equal to 100% (except for the Bollate, Cuneo and Vibo Valentia for which the ISTAT Indexation is equal to 75%), ordinary and extraordinary maintenance in charge of the tenant except for the structural extraordinary maintenance which remains in charge of the owner, free rent for 15.5 months (until the 15/05/2020) and an additional free rent for the month of January 2019.
The DCF assumptions are the following:
Duration:  Each DCF has a duration until the relative withdrawal date (as shown in the table);
Rent Values:  the rent values taken into consideration are the ones set out in the Master Lease Contract provided by the Client.  The conventionally adopted Inflation Rate is 1.60%; this data correspond to the 2017-2026 average of the most recent forecasts of the consumer price index trend developed by Oxford Economics, which was used as a source (https://www.oxfordeconomics.com/my-oxfo);
Property management:  estimated equal to 0.50% of the annual rent;

Structural extr.  maintenance (reserves):  estimated equal to 0.10% of the RCA;
Capex:  provided by the Client;
Property tax:  provided by the Client;
Insurance:  provided by the Client;
Tax:  equal to 0.50% of the annual rent;
Discount rate:  the discount rate was determined based on the ratio of equity to debt; in this case, we use the Weighted Average Cost of Capital as the discount rate and we considered a financial leverage of 60%.  It has been considered a single rate to discount both the net rents of each year of the DCF and the Terminal Value calculated as previously stated (see par. 4.2)
As the nature of the purchaser is not known, the tax implications of final disposal of the outgoing asset were not taken into consideration.  The acquisition costs are included in the market value.
MODALITY C (INCOME APPROACH)
This valuation modality was applied to 5 assets having lease contracts with the following characteristics:  a different rent for each single building, starting date the 01/04/2015, different expiry date and duration for each single building as shown and summarized in the table reported afterwards, ISTAT Indexation equal to 75%, ordinary and extraordinary maintenance in charge of the tenant (included the structural one), insurance in charge of the tenant.
The DCF assumptions are the following:
Duration:  Each DCF has a duration until the relative withdrawal date (as shown in the table);
Rent Values:  the rent values taken into consideration are the ones set out in the Master Lease Contract provided by the Client.  The conventionally adopted Inflation Rate is 1.60%; this data correspond to the 2017-2026 average of the most recent forecasts of the consumer price index trend developed by Oxford Economics, which was used as a source (https://www.oxfordeconomics.com/my-oxfo);
Property management:  estimated equal to 0.50% of the annual rent;
Structural extr. maintenance (reserves):  estimated equal to 0.00% of the RCA;
Capex:  provided by the Client;
Property tax:  provided by the Client;
Insurance:  in charge of the Tenant;
Tax:  equal to 0.50% of the annual rent;
Discount rate:  the discount rate was determined based on the ratio of equity to debt; in this case, we use the Weighted Average Cost of Capital as the discount rate and we considered a financial leverage of 60%.  It has been considered a single rate to discount both the net rents of each year of the DCF and the Terminal Value calculated as previously stated (see par. 4.2)
As the nature of the purchaser is not known, the tax implications of final disposal of the outgoing asset were not taken into consideration.  The acquisition costs are included in the market value.

MODALITY D (RESIDUAL APPROACH)
This valuation modality was applied to 12 assets currently vacant (except for the asset located in Vicenza on which still insists a lease contract which, however, was not taken into account, being close to its deadline).
For some of these assets a change of use was hypothesized while, for the others, the current destination of use was confirmed (see the following table), as shared with the Client.
The assumptions for the processing of the model are the following:
Refurbishment costs:  estimated by multiplying the Capex Gross Area and the Unit Refurbishment Cost, which has been hypothesized considering the current maintenance conditions and the future destination of use;
External area:  assumed equal to 5% of the refurbishment costs;
Urbanisation costs:  assumed equal to 5% of the refurbishment costs (equal to 2% in case the destination of use does not change);
Soft costs:  assumed equal to 8% of the refurbishment costs;
Contingencies:  assumed equal to 5% of the refurbishment costs;
Sales costs:  assumed equal to 2% of the GDV;
Profit on GDV:  assumed equal to 15% of the GDV;
Financial costs:  estimated taking into consideration the Total Costs and the VPV, using a 6% rate and a different time-frame on the basis of the intrinsic and extrinsic characteristics of each single asset;
Purchaser’s costs:  assumed equal to 5% of the VPV;
Profit & Costs:  estimated by summing the Total Costs, the Profit on GDV, the Financial Costs and the Purchaser’s Costs;
GDV:  calculated by multiplying the Commercial Area A.U. and the Unit Price deriving from the specific Market Analysis;
Capex:  provided by the Client;
VPV:  calculated by subtracting the Profit &Costs to the GDV
MODALITY E (INCOME APPROACH)
This valuation modality was applied to just one asset (Vallo della Lucania) for which is still valid the original lease contract.
The characteristics of this lease contract are the following:  starting date the 01/10/2012, expiry date the 30/09/2021, ISTAT Indexation equal to 100%, ordinary and extraordinary maintenance in charge of the tenant except for the structural extraordinary maintenance which remains in charge of the owner.
The DCF assumptions are the following:
Duration:  the duration of the plan considers the first expire date, which occurs in 2021;

Rent Values:  the rent values taken into consideration are the ones set out in the Lease Contract provided by the Client.  The conventionally adopted Inflation Rate is 1.60%; this data correspond to the 2017-2026 average of the most recent forecasts of the consumer price index trend developed by Oxford Economics, which was used as a source (https://www.oxfordeconomics.com/my-oxfo);
Property management:  estimated equal to 0.50% of the annual rent;
Structural extr.  maintenance (reserves): estimated equal to 0.10% of the RCA;
Capex:  provided by the Client;
Property tax:  provided by the Client;
Insurance:  provided by the Client;
Tax:  equal to 0.50% of the annual rent;
Discount rate:  the discount rate was determined based on the ratio of equity to debt; in this case, we use the Weighted Average Cost of Capital as the discount rate and we considered a financial leverage of 60%.  It has been considered a single rate to discount both the net rents of each year of the DCF and the Terminal Value calculated as previously stated (see par. 4.2)
As the nature of the purchaser is not known, the tax implications of final disposal of the outgoing asset were not taken into consideration.  The acquisition costs are included in the market value.
4.5	SUMMARY TABLE
Follows the table which resumes the main lease terms for each asset, the Alternative Use hypothesized as shared with the client, the modality of valuation adopted for each asset and the capex provided by the client:

ERNA Code	#	City	Address	Tenant	Passing Rent	Start date	1st expiration	2nd expiration	Withdrawal	Type	Istat	Free rent period	IMU & TASI	Insurance	Alternative Use	Valuation Modality	Capex
A1	1	SAN PELLEGRINO TERME	VIA S. ANTONIO,SNC	Telecom Italia	126.815	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	14.329	1.033	Residential	A	
A2	2	PALAZZOLO SULL'OGLIO	VIA GALLIGNANI,27	Telecom Italia	25.928	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.074	301	Residential	A	
A3	3	LENO	VIA FRATELLI DE GIULI,5/5A	Telecom Italia	28.388	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.323	351	Residential	A	
A4	4	GOTTOLENGO	VIA CIRCONVALLAZIONE NORD,4A-4B	Telecom Italia	31.985	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.948	352	Residential	A	
A5	5	VEROLANUOVA	VIA MARCONI, 27	Telecom Italia	39.495	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	4.789	330	Residential	A	
A6	6	VESTONE	VIA G. PERLASCA,SNC	Telecom Italia	30.460	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.093	304	Residential	A	
A7	7	PALAZZOLO SULL'OGLIO	VIA SARIOLETTO,SNC	Telecom Italia	68.625	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.515	816	Residential	A	
A8	8	CAZZAGO SAN MARTINO	VIALE KENNEDY,10	Telecom Italia	21.590	01/10/2012	30/09/2021	30/09/2027	31/12/2022	9+6	100%	15,5 months	11.480	271	Residential	B	
A9	9	TAVERNERIO	VIA ALDO MORO, snc	Telecom Italia	43.930	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.655	406	Residential	A	
A10	10	CERMENATE	VIA CIMITERO,SNC	Telecom Italia	33.473	01/02/2019	31/01/2034	31/01/2040		9+6	100%	15,5 months	3.734	448	Residential	A	
A11	11	VERTEMATE CON MINOPRIO	VIA ROMA,SN	Telecom Italia	38.734	01/10/2012	30/09/2021	30/09/2027	31/12/2022	9+6	100%	15,5 months	2.653	350	Residential	B	
A12	12	SOLBIATE	VIA CESARE BATTISTI,2	Telecom Italia	75.953	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	10.340	933	Residential	A	
A13	13	ROVELLASCA	VIA COLOMBO,SNC	Telecom Italia	34.376	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.588	431	Residential	A	
A14	14	CASALMAGGIORE	VIA MARCONI,1O	Telecom Italia	117.847	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	10.058	946	Residential	A	
A15	15	PANDINO	VIA ZARA,SNC	Telecom Italia	68.009	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	11.543	737	Residential	A	
A16	16	CASTELLEONE	VIA BARNABo',SNC	Telecom Italia	24.179	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.079	246	Residential	A	
A17	17	MERATE	VIALE LOMBARDIA, snc	Telecom Italia	142.634	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.877	939	Residential	A	
A18	18	CASALPUSTERLENGO	VIA RAFFAELLO SANZIO,SNC	Telecom Italia	34.323	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	9.361	414	Residential	A	2.800
A19	19	SOLARO	VIA GIOVANNI DA SOLARO,SNC	Telecom Italia	50.933	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.437	636	Residential	A	
A20	20	BUSTO GAROLFO	VIA E. CURIEL,13/15	Telecom Italia	25.390	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.225	273	Residential	A	500
A21	21	RESCALDINA	VIALE V. VENETO, 34	Telecom Italia	44.988	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.262	282	Residential	A	
A22	22	CASTANO PRIMO	VIA VILLORESI,SNC	Telecom Italia	111.599	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	11.511	939	Warehouse	A	
A23	23	MILANO	VIA BARONI,6	Telecom Italia	108.341	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.304	974	Residential	A	
A24	24	VIMODRONE	VIA POVERELLO D'ASSISI,4/6/8	Telecom Italia	102.330	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.731	748	Residential	A	
A25	25	PIOLTELLO	VIA MONZA,SNC	Telecom Italia	64.500	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.666	608	Residential	A	
A26	26	MAGENTA	VIA SAN MARTINO, 6-8	Telecom Italia	105.288	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.250	769	Residential	A	
A27	27	SAN COLOMBANO AL LAMBRO	VIA L. DA VINCI, 5	Telecom Italia	24.347	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.713	380	Residential	A	
A28	28	LOCATE DI TRIULZI	VIA VERDI, 50	Telecom Italia	125.650	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	9.410	1.342	Residential	A	
A29	29	BOLLATE	VIA DON GUANELLA, 15	Telecom Italia	78.193	01/10/2012	30/09/2018	30/09/2024	30/09/2024	6+6	75%	15,5 months	23.391	780	Residential	B	
A30	30	PIOLTELLO	VIA ERODOTO,SNC	Telecom Italia	208.294	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	64.488	1.478	Residential	A	
A31	31	CERIANO LAGHETTO	VIA A. VOLTA,SNC	Telecom Italia	53.597	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	9.669	465	Residential	A	
A32	32	PESCHIERA BORROMEO	VIA XXV APRILE, 56	Telecom Italia	67.140	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	8.951	774	Residential	A	
A33	33	BELLUSCO	STR. PROV. BELLUSCO-GERNO,S	Telecom Italia	38.901	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.871	374	Residential	A	
A34	34	POGLIANO MILANESE	VIA NAZARIO SAURO,1	Telecom Italia	62.706	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.934	660	Residential	A	500
A35	35	TREZZO SULL'ADDA	VIA PELLICO,SNC	Telecom Italia	64.335	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	11.681	511	Residential	A	
A36	36	PAULLO	VIA SALVO D'ACQUISTO 2/A	Telecom Italia	70.406	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	8.731	704	Residential	A	
A37	37	ASOLA	VIA ZIACCHI,3	Telecom Italia	45.983	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.370	550	Residential	A	4.800
A38	38	SUZZARA	MONTECCHI, 9 A/B/C	Telecom Italia	92.576	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.797	832	Residential	A	
A39	39	SERMIDE	VIA CURTATONE-MONTANARA,SNC	Telecom Italia	39.967	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.673	347	Residential	A	
A40	40	MARMIROLO	VIA VERDI,SNC	Telecom Italia	41.830	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.797	384	Warehouse	A	
A41	41	BOZZOLO	VIA GIUSEPPINA,25	Telecom Italia	34.092	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.131	363	Warehouse	A	
A42	42	MEDE	VIA CAGNONI,5	Telecom Italia	48.074	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.797	464	Residential	A	
A43	43	BRONI	VIA PRIVATA TOGNI,3	Telecom Italia	35.503	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.220	293	Residential	A	
A44	44	CASTEGGIO	VIA A. DE GASPERI,32/A	Telecom Italia	45.047	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.122	352	Residential	A	2.500
A45	45	GARLASCO	STRADE PRIVATA DA VIA LEONARDO DA V	Telecom Italia	101.544	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.501	829	Residential	A	
A46	46	VARZI	VIA CIRCONVALLAZIONE,1	Telecom Italia	60.479	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	4.534	395	Residential	A	
A47	47	CERTOSA DI PAVIA	VIA GARIBALDI,SN	Telecom Italia	32.908	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.036	285	Residential	A	
A48	48	FELIZZANO	VIA G. MATTEOTTI,13	Telecom Italia	16.915	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.164	204	Residential	A	
A49	49	ARQUATA SCRIVIA	VIA DEL VAPORE, 6	Telecom Italia	22.100	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.160	262	Warehouse	A	
A50	50	CASALE MONFERRATO	VIA M. ADAM,SNC	Telecom Italia	16.602	01/10/2012	30/09/2021	30/09/2027	31/12/2023	9+6	100%	15,5 months	2.613	347	Residential	B	
A51	51	ALESSANDRIA	VIALE T. MICHEL, 38	Telecom Italia	29.788	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.365	270	Warehouse	A	
A52	52	COGGIOLA	VIA IV NOVEMBRE,39	Telecom Italia	17.077	01/10/2012	30/09/2021	30/09/2027	31/12/2023	9+6	100%	15,5 months	1.049	197	Residential	B	
A53	53	COSSATO	VIA G. MATTEOTTI,.	Telecom Italia	66.302	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	5.689	638	Residential	A	500
A54	54	SAGLIANO MICCA	VIA NAVA,.	Telecom Italia	20.879	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.179	202	Residential	A	500
A55	55	CEVA	VIA REGINA MARGHERITA,24	Telecom Italia	24.701	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.056	172	Residential	A	
A56	56	GARESSIO	VIA REGINA MARGHERITA,.	Telecom Italia	26.035	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.279	290	Residential	A	
A57	57	FOSSANO	VIA IV NOVEMBRE,13	Telecom Italia	30.396	01/10/2012	30/09/2021	30/09/2027	31/12/2022	9+6	100%	15,5 months	1.906	231	Residential	B	
A58	58	BORGO SAN DALMAZZO	VIA CAVOUR,19	Telecom Italia	28.242	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.179	250	Residential	A	
A59	59	DOGLIANI	VIA A. MANZONI,6/8	Telecom Italia	38.819	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.188	329	Residential	A

A60	60	RACCONIGI	VIA PRATO dei CORNETTI, 10-12	Telecom Italia	45.703	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	1.801	393	Residential	A	
A61	61	CUNEO	VIA SAVONA,35	Telecom Italia	44.387	01/10/2012	30/09/2018	30/09/2024	30/09/2024	6+6	75%	15,5 months	4.200	557	Residential	B	
A62	62	MONDOVI'	VIA VERDI,8	Telecom Italia	107.857	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	16.763	1.146	Residential	A	
A63	63	SOMMARIVA DEL BOSCO	VICOLO BALBO,16	Telecom Italia	21.875	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.214	299	Residential	A	
A64	64	TORINO	VIA DAMIANO CHIESA,37	Telecom Italia	47.763	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.257	551	Residential	A	
A65	65	TORINO	VIA C. MASSAIA,22	Telecom Italia	157.846	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	18.614	1.437	Residential	A	500
A66	66	TORINO	CORSO UNIONE SOVIETICA,563/4	Telecom Italia	49.678	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.966	482	Residential	A	500
A67	67	MONCALIERI	VIA C. COLOMBO,5/7	Telecom Italia	63.137	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.808	452	Residential	A	500
A68	68	COLLEGNO	VIA DON BOSCO,3	Telecom Italia	51.484	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.719	555	Residential	A	
A69	69	SAN MAURO TORINESE	VIA GIANSIRACUSA,23	Telecom Italia	64.049	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.044	463	Residential	A	
A70	70	SETTIMO TORINESE	VIA CAVOUR,18	Telecom Italia	71.184	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.068	500	Residential	A	
A71	71	GIAVENO	VIA XXIV MAGGIO,7	Telecom Italia	53.145	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.576	446	Residential	A	
A72	72	CIRIE'	PIAZZA MADONNA DI LORETO,29	Telecom Italia	87.947	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	10.753	914	Residential	A	
A73	73	RIVAROLO CANAVESE	VIA GIACOSA,6/8	Telecom Italia	105.589	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	12.668	1.000	Residential	A	
A74	74	COLLEGNO	VIA E. DE AMICIS,67	Telecom Italia	98.188	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	18.185	1.174	Residential	A	
A75	75	SUSA	CORSO L. COUVERT,5	Vacant	0					na	100%	15,5 months	4.798	372	Residential	D	43.400
A76	76	CASELLE TORINESE	STRADA AEREOPORTO,20	Telecom Italia	57.731	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	4.836	558	Residential	A	
A77	77	SANTENA	VIA P. AMEDEO,62	Telecom Italia	52.700	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.331	795	Residential	A	
A78	78	GASSINO TORINESE	VIA CARSO,4	Telecom Italia	26.207	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	4.210	664	Residential	A	
A79	79	COLLEGNO	VIA DRUENTO, 29	Telecom Italia	65.703	01/10/2012	30/09/2021	30/09/2027	31/12/2022	9+6	100%	15,5 months	8.986	702	Warehouse	B	
A80	80	PIOSSASCO	VIA S.BERNARDO/VIA VOLVERA,SNC	Telecom Italia	68.021	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.113	910	Residential	A	
A81	81	CALUSO	VIA MARTIRI D'ITALIA,12	Telecom Italia	60.164	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	9.758	741	Warehouse	A	1.700
A82	82	LUSERNA SAN GIOVANNI	CORSO MATTEOTTI,15	Telecom Italia	50.986	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	5.560	794	Residential	A	
A83	83	CUORGNE'	VIA TRIPOLI,1	Telecom Italia	45.406	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.590	717	Residential	A	
A84	84	TORRE PELLICE	CORSO LOMBARDINI,9	Telecom Italia	41.053	01/10/2012	30/09/2021	30/09/2027	31/12/2023	9+6	100%	15,5 months	4.919	358	Residential	B	
A85	85	IVREA	VIA CASALE,3/B	Telecom Italia	65.622	01/10/2012	30/09/2021	30/09/2027	31/12/2022	9+6	100%	15,5 months	11.411	652	Residential	B	2.800
A86	86	IVREA	VIA TORINO,421	Telecom Italia	18.591	01/10/2012	30/09/2021	30/09/2027	31/12/2022	9+6	100%	15,5 months	7.532	333	Residential	B	
A87	87	VIGONE	VIA N. BUFFA,21	Telecom Italia	30.664	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.703	352	Warehouse	A	
A88	88	AVIGLIANA	VIA DEI TESTA,31	Telecom Italia	119.352	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	20.352	1.475	Warehouse	A	7.000
A89	89	PEROSA ARGENTINA	VIA CESARE BATTISTI,7	Telecom Italia	28.196	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.444	306	Residential	A	2.000
A90	90	CERES	VIA MONS. FILIPPELLO,9	Telecom Italia	19.844	01/10/2012	30/09/2021	30/09/2027	30/09/2021	9+6	100%	15,5 months	2.249	215	Residential	B	
A91	91	PIEDIMULERA	VIA LUNGO ANZA,7	Telecom Italia	33.997	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	1.984	226	Residential	A	
A92	92	VILLADOSSOLA	VIA FABBRI, snc	Telecom Italia	47.259	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.445	419	Residential	A	
A93	93	ORNAVASSO	VIA ALFREDO DI DIO,12	Telecom Italia	22.745	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	1.805	253	Residential	A	
A94	94	GATTINARA	CORSO VALSESIA,255/257	Telecom Italia	50.625	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	5.380	624	Residential	A	
A95	95	TRINO	CORSO CASALE, 2	Telecom Italia	19.196	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	1.518	169	Residential	A	
A96	96	PIANORO	VIA A.COSTA,91	Telecom Italia	27.559	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	1.743	241	Residential	A	2.300
A97	97	CASTEL DI CASIO	VIA BUFERLA,19	Telecom Italia	80.216	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	5.241	685	Residential	A	2.000
A98	98	PORTOMAGGIORE	VIA FAUSTO BERETTA,9	Telecom Italia	36.915	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.697	451	Warehouse	A	
A99	99	COMACCHIO	VIA DIGIONE,19 Loc. PORTO GARIBALDI	Telecom Italia	109.929	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.164	857	Warehouse	A	
A100	100	CODIGORO	VIALE DELLA RESISTENZA,SNC	Telecom Italia	26.774	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.172	321	Warehouse	A	
A101	101	BONDENO	VIA T. BONATI,34	Telecom Italia	33.794	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.011	332	Residential	A	
A102	102	BOMPORTO	VIA BOITO,1	Telecom Italia	26.262	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.607	249	Residential	A	
A103	103	CARPI	VIA SANTI,1	Telecom Italia	65.563	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.065	636	Residential	A	
A104	104	FIORANO MODENESE	VIA S. CATERINA DA SIENA,18	Telecom Italia	28.537	01/10/2012	30/09/2021	30/09/2027	31/12/2022	9+6	100%	15,5 months	4.037	264	Warehouse	B	40
A105	105	SOLIERA	VIA C. MENOTTI,80	Telecom Italia	25.405	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.250	253	Residential	A	
A106	106	NONANTOLA	VIA PAPA GIOVANNI XXIII,10	Telecom Italia	30.106	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.206	248	Residential	A	
A107	107	MODENA	VIA CANALETTO,210	Telecom Italia	53.204	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.776	492	Residential	A	
A108	108	SASSUOLO	VIA G. D'AREZZO,SNC	Telecom Italia	42.375	01/10/2012	30/09/2021	30/09/2027	31/12/2022	9+6	100%	15,5 months	4.539	413	Warehouse	B	
A109	109	PARMA	VIA DELLA NAVETTA,3/BIS	Vacant	0					na	100%	15,5 months	7.847	374	Residential	D	8.200
A110	110	FORNOVO DI TARO	VIA NAZIONALE,36/BIS	Telecom Italia	72.130	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	8.227	719	Residential	A	
A111	111	TRAVERSETOLO	G. D'ANNUNZIO, 11	Telecom Italia	44.889	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	5.231	413	Residential	A	
A112	112	FAENZA	VIA S. LEGA,3	Telecom Italia	72.186	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.816	816	Warehouse	A	
A113	113	RUSSI	VIA CHIESUOLA,SNC	Telecom Italia	24.955	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	1.984	304	Residential	A	
A114	114	CASTEL BOLOGNESE	VIA MAZZINI,3	Telecom Italia	27.133	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	1.504	282	Residential	A	
A115	115	MASSA LOMBARDA	VIA DELLA REPUBBLICA 18/A	Telecom Italia	23.932	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.707	298	Warehouse	A	2.300
A116	116	REGGIO EMILIA	VIA VASCO DE GAMA,3	Telecom Italia	50.093	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	4.332	389	Residential	A	
A117	117	CORREGGIO	VIA L. DA VINCI,1	Telecom Italia	38.146	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.984	434	Residential	A	
A118	118	CASTELNOVO NE' MONTI	VIA MATILDE DI CANOSSA N.3/A	Telecom Italia	31.462	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.542	340	Residential	A	
A119	119	MONFALCONE	VIA CIMA,15	Telecom Italia	102.765	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.655	692	Residential	A	
A120	120	GEMONA DEL FRIULI	VIA DANTE,SNC	Telecom Italia	26.140	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	1.393	249	Residential	A	
A121	121	TOLMEZZO	VIA CIVIDALE, snc	Telecom Italia	162.633	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	8.262	1.149	Warehouse	A

A122	122	TRICESIMO	VIA JULIA,28	Telecom Italia	28.284	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	3.361	332	Residential	A	
A123	**123**	**CIVIDALE DEL FRIULI**	**VIA DELLA PERTICA,2**	**Telecom Italia**	**26.890**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**2.721**	**298**	**Warehouse**	**A**	
A124	124	CERVIGNANO DEL FRIULI	VIA del ZOTTO, snc	Telecom Italia	134.032	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	8.396	1.132	Warehouse	A	500
A125	**125**	**SAN LORENZO AL MARE**	**VIA PIETRABRUNA,SNC**	**Telecom Italia**	**61.412**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**10.713**	**378**	**Residential**	**A**	
A126	126	TAGGIA	STRADA VICINALE SCOFFERI, snc	Telecom Italia	31.145	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.554	247	Warehouse	A	3.200
A127	**127**	**LA SPEZIA**	**VIA MONFALCONE,41**	**Telecom Italia**	**124.820**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**7.005**	**990**	**Residential**	**A**	**1.000**
A128	128	VALDAGNO	VIA DEI LANIFICI, 5/E	Telecom Italia	59.436	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.372	434	Residential	A	
A129	**129**	**SAN BONIFACIO**	**VIA STADIO, 14-16-18**	**Telecom Italia**	**131.573**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**10.228**	**823**	**Warehouse**	**A**	
A130	130	CASSINO	VIA FOLCARA,SNC	Telecom Italia	227.851	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	30.869	2.234	Warehouse	A	
A131	**131**	**PONTECORVO**	**VIA SALVATORE SPIRIDIGLIOZZI,SNC**	**Telecom Italia**	**41.426**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**3.902**	**533**	**Warehouse**	**A**	
A132	132	ALATRI	VIA DELLE ORCHIDEE	Telecom Italia	36.650	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	4.044	431	Warehouse	A	
A133	**133**	**ALBANO LAZIALE**	**VIA DELLA TENUTELLA,SNC**	**Telecom Italia**	**151.883**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**19.334**	**1.521**	**Warehouse**	**A**	**8.000**
A134	134	CIVITA CASTELLANA	VIA BONANNI,28	Telecom Italia	81.751	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.837	730	Residential	A	
A135	**135**	**TUSCANIA**	**VIA PIANSANO, snc**	**Telecom Italia**	**41.171**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**6.852**	**381**	**Residential**	**A**	**500**
A136	136	VALENTANO	STRADA STATALE LARERANENSE,SNC	Telecom Italia	31.079	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.912	351	Residential	A	
A137	**137**	**MONDOLFO**	**VIA BUONA CESTA MAGGIORE, 1**	**Telecom Italia**	**28.658**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**2.642**	**214**	**Residential**	**A**	
A138	138	URBANIA	VIALE MICHELANGELO,SNC	Telecom Italia	25.969	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	2.478	238	Warehouse	A	
A139	**139**	**MONTESILVANO**	**TRAVERSA DI VIA NILO**	**Telecom Italia**	**34.696**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**3.584**	**335**	**Warehouse**	**A**	**500**
A140	140	TRENTOLA DUCENTA	VIA ROMA,SNC	Telecom Italia	40.119	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	6.269	521	Residential	A	2.500
A141	**141**	**MARANO DI NAPOLI**	**VIA PROVINCIALE,SNC**	**Telecom Italia**	**83.107**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**3.826**	**490**	**Warehouse**	**A**	
A142	142	NAPOLI	VIA DE MEIS,126	Telecom Italia	47.677	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	13.451	438	Residential	A	
A143	**143**	**NAPOLI**	**VIA PIA, snc**	**Telecom Italia**	**111.767**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**20.512**	**731**	**Residential**	**A**	**3.200**
A144	144	SAN GIUSEPPE VESUVIANO	VIA CAPOCRESTI,SNC	Telecom Italia	53.945	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	7.211	581	Residential	A	5.500
A145	**145**	**AFRAGOLA**	**VIA VENEZIA GIULIA,SNC**	**Telecom Italia**	**54.269**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**10.574**	**769**	**Residential**	**A**	**300**
A146	146	VALLO DELLA LUCANIA	VIA DI VIETRI,SNC	Telecom Italia	52.681	01/10/2012	30/09/2021	30/09/2027		9+6	100%		3.726	380	Residential	E	
A147	**147**	**SAN GIOVANNI LA PUNTA**	**VIA GARIBALDI,SNC**	**Telecom Italia**	**93.877**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**10.856**	**637**	**Residential**	**A**	
A148	148	PATERNO'	VIA della LIBERTA' , snc	Telecom Italia	75.162	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	11.232	883	Residential	A	
A149	**149**	**MARSALA**	**VIA ALAGNA,SNC**	**Telecom Italia**	**53.274**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**6.394**	**483**	**Residential**	**A**	
A150	150	MARSALA	STRADA STATALE 115,SNC	Telecom Italia	26.552	01/10/2012	30/09/2021	30/09/2027	30/09/2021	9+6	100%	15,5 months	1.364	264	Residential	B	200
A151	**151**	**SAN MARCO ARGENTANO**	**VIA DANTE ALIGHIERI, 15**	**Telecom Italia**	**27.094**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**3.922**	**262**	**Residential**	**A**	
A152	152	DIAMANTE	VIA EUROPA, SNC	Telecom Italia	30.979	01/02/2019	31/01/2034	31/01/2040		15+6	100%	15,5 months	4.969	316	Residential	A	200
A153	**153**	**BAGNARA CALABRA**	**VIA GIOVANNI XXIII,SNC**	**Telecom Italia**	**24.932**	**01/02/2019**	**31/01/2034**	**31/01/2040**		**15+6**	**100%**	**15,5 months**	**2.406**	**267**	**Residential**	**A**	**2.500**
A154	154	VIBO VALENTIA	CORSO UMBERTO I,134	Telecom Italia	73.173	01/10/2012	30/09/2018	30/09/2024	30/09/2024	6+6	75%	15,5 months	387	820	Residential	B	700
A155A	**155**	**BIELLA**	**via Pietro Micca, 12**	**Vacant**	**0**						**100%**		2.237	117	**Office**	**D**	25.583
A155B	156	BIELLA	via Pietro Micca, 12	Vacant	0						100%				Garage	D	
A156A	**157**	**BOLOGNA**	**via Decumana**	**Vacant**	**0**						**100%**		1.736	119	**Storage**	**D**	25.583
A156B	158	BOLOGNA	via Decumana	Vacant	0						100%				Garage	D	
A157A	**159**	**FERRARA**	**via Borgoleoni, 26**	**Vacant**	**0**						**100%**		4.185	207	**Office**	**D**	27.133
A157B	160	FERRARA	via Borgoleoni, 26	Vacant	0						100%				Office	D	
A157C	**161**	**FERRARA**	**via Borgoleoni, 26**	**Vacant**	**0**						**100%**				**Office**	**D**	
A158	162	FERRARA	via Cavour, 21	Vacant	0						100%		2.253	107	Office	D	25.583
A159	**163**	**FERRARA**	**via N. Sauro, 10**	**Vacant**	**0**						**100%**		**474**	**53**	**Office**	**D**	**28.083**
A160	164	GORIZIA	via XXIV Maggio, 5/A	Vacant	0						100%		458	41	Retail	D	25.583
A161	**165**	**SASSUOLO**	**Via Radici in Piano 8**	**Vacant**	**0**						**100%**		**2.131**	**144**	**Office**	**D**	**25.583**
A162	166	ROVIGO	gall. Ballotta, 6	Vacant	0						100%		1.697	134	Office	D	25.583
A163A	**167**	**TORINO**	**c.so Svizzera, 185**	**Vacant**	**0**						**100%**		4.391	140	**Office**	**D**	25.583
A163B	168	TORINO	c.so Svizzera, 185	Vacant	0						100%				Covered	D	
A164A	**169**	**VICENZA**	**via Medici, 52**	**Equitalia**	**113.712**	**01/07/2013**	**30/06/2019**	**30/06/2025**			**100%**		13.984	877	**Retail**	**D**	35.963
A164B	170	VICENZA	via Medici, 52	Vacant							100%				Covered	D	
A165	**171**	**BUSTO ARSIZIO**	**VIA A. DA BRESCIA SNC.**	**Telecom Italia**	**368.796**	**01/04/2015**	**31/03/2027**	**31/03/2033**		**12+6**	**75%**		**36.240**	**0**	**Warehouse**	**C**	**8.600**
A166	172	TREVISO	VIA DANDOLO 12	Telecom Italia	352.420	01/04/2015	31/03/2027	31/03/2033		12+6	75%		38.688	0	Warehouse	C	
A167	**173**	**CAGLIARI**	**VIA BOIARDO 12**	**Telecom Italia**	**1.015.342**	**01/04/2015**	**31/03/2027**	**31/03/2033**		**12+6**	**75%**		**132.481**	**0**	**Residential**	**C**	**2.300**
A168	174	PALERMO	VIA UGO LA MALFA 99	Telecom Italia	1.097.322	01/04/2015	31/03/2036	31/03/2042		21+6	75%		179.575	0	Office	C	4.600
A169	**175**	**ROMA**	**V. DELLA BUFALOTTA 241**	**Telecom Italia**	**588.685**	**01/04/2015**	**31/03/2027**	**31/03/2033**		**12+6**	**75%**		**49.222**	**0**	**Residential**	**C**	**11.600**

4.6	VACANT POSSESSION VALUE
For all the buildings, the VPV was estimated through the Residual Approach, taking into account the possible change of use (shared with the client).
The assumptions for the processing of the model are the following:
Refurbishment costs:  estimated by multiplying the Capex Gross Area and the Unit Refurbishment Cost, which has been hypothesized considering the current maintenance conditions and the future destination of use;
External area:  assumed equal to 5% of the refurbishment costs;
Urbanisation costs:  assumed equal to 5% of the refurbishment costs (equal to 2% in case the destination of use does not change);
Soft costs:  assumed equal to 8% of the refurbishment costs;
Contingencies:  assumed equal to 5% of the refurbishment costs;
Sales costs:  assumed equal to 2% of the GDV;
Profit on GDV:  assumed equal to 15% of the GDV;
Financial costs:  estimated taking into consideration the Total Costs and the VPV, using a 6% rate and a different time-frame on the basis of the intrinsic and extrinsic characteristics of each single asset;
Purchaser’s costs:  assumed equal to 5% of the VPV;
Profit & Costs:  estimated by summing the Total Costs, the Profit on GDV, the Financial Costs and the Purchaser’s Costs;
GDV:  calculated by multiplying the Commercial Area A.U. and the Unit Price deriving from the specific Market Analysis;
Capex:  provided by the client;
VPV:  calculated by subtracting the Profit &Costs to the GDV
4.7	REINSTATEMENT COST (R.C.A.)
We undertook an analysis in order to determinate the most likely reinstatement value.
The reinstatement cost of an existing asset represents the sum of the costs that, at the time of the valuation, a construction company should sustain to realize an equivalent asset with a hypothetical building process, referring to a given market of production equipment and a given implementation cycle, always referring to institutional sources in the sector such as the “Fees for Building Typologies”.  The reinstatement cost of the building includes both direct and indirect construction costs.
The reinstatement cost was determined in a parametric way by estimating the most probable unit costs (€/sqm) to be applied to the capex gross areas.
Follows a table summarizing the RCA:

ERNA Code	#	City	Address	RCA 31.12.2018
A1	**1**	**SAN PELLEGRINO TERME**	**VIA S. ANTONIO,SNC**	**1.274.448**
A2	2	PALAZZOLO SULL'OGLIO	VIA GALLIGNANI,27	351.000
A3	**3**	**LENO**	**VIA FRATELLI DE GIULI,5/5A**	**384.396**
A4	4	GOTTOLENGO	VIA CIRCONVALLAZIONE NORD,4A-4B	400.020
A5	**5**	**VEROLANUOVA**	**VIA MARCONI, 27**	**480.360**
A6	6	VESTONE	VIA G. PERLASCA,SNC	342.120
A7	**7**	**PALAZZOLO SULL'OGLIO**	**VIA SARIOLETTO,SNC**	**885.660**
A8	8	CAZZAGO SAN MARTINO	VIALE KENNEDY,10	288.660
A9	**9**	**TAVERNERIO**	**VIA ALDO MORO, snc**	**427.320**
A10	10	CERMENATE	VIA CIMITERO,SNC	515.844
A11	**11**	**VERTEMATE CON MINOPRIO**	**VIA ROMA,SN**	**364.200**
A12	12	SOLBIATE	VIA CESARE BATTISTI,2	1.000.272
A13	**13**	**ROVELLASCA**	**VIA COLOMBO,SNC**	**474.720**
A14	14	CASALMAGGIORE	VIA MARCONI,1O	1.031.064
A15	**15**	**PANDINO**	**VIA ZARA,SNC**	**741.762**
A16	16	CASTELLEONE	VIA BARNABo',SNC	270.240
A17	**17**	**MERATE**	**VIALE LOMBARDIA, snc**	**901.620**
A18	18	CASALPUSTERLENGO	VIA RAFFAELLO SANZIO,SNC	569.952
A19	**19**	**SOLARO**	**VIA GIOVANNI DA SOLARO,SNC**	**456.108**
A20	20	BUSTO GAROLFO	VIA E. CURIEL,13/15	279.588
A21	**21**	**RESCALDINA**	**VIALE V. VENETO, 34**	**390.588**
A22	22	CASTANO PRIMO	VIA VILLORESI,SNC	930.792
A23	**23**	**MILANO**	**VIA BARONI,6**	**1.050.132**
A24	24	VIMODRONE	VIA POVERELLO D'ASSISI,4/6/8	762.996
A25	**25**	**PIOLTELLO**	**VIA MONZA,SNC**	**628.716**
A26	26	MAGENTA	VIA SAN MARTINO, 6-8	818.736
A27	**27**	**SAN COLOMBANO AL LAMBRO**	**VIA L. DA VINCI, 5**	**437.340**
A28	28	LOCATE DI TRIULZI	VIA VERDI, 50	1.475.004
A29	**29**	**BOLLATE**	**VIA DON GUANELLA, 15**	**815.016**
A30	30	PIOLTELLO	VIA ERODOTO,SNC	1.661.640
A31	**31**	**CERIANO LAGHETTO**	**VIA A. VOLTA,SNC**	**471.300**
A32	32	PESCHIERA BORROMEO	VIA XXV APRILE, 56	1.141.164
A33	**33**	**BELLUSCO**	**STR. PROV. BELLUSCO-GERNO,S**	**400.260**
A34	34	POGLIANO MILANESE	VIA NAZARIO SAURO,1	650.820
A35	**35**	**TREZZO SULL'ADDA**	**VIA PELLICO,SNC**	**529.032**
A36	36	PAULLO	VIA SALVO D'ACQUISTO 2/A	780.360
A37	**37**	**ASOLA**	**VIA ZIACCHI,3**	**574.416**
A38	38	SUZZARA	MONTECCHI, 9 A/B/C	1.042.800
A39	**39**	**SERMIDE**	**VIA CURTATONE-MONTANARA,SNC**	**358.920**
A40	40	MARMIROLO	VIA VERDI,SNC	433.980
A41	**41**	**BOZZOLO**	**VIA GIUSEPPINA,25**	**362.460**
A42	42	MEDE	VIA CAGNONI,5	490.644
A43	**43**	**BRONI**	**VIA PRIVATA TOGNI,3**	**325.200**
A44	44	CASTEGGIO	VIA A. DE GASPERI,32/A	384.120
A45	**45**	**GARLASCO**	**STRADE PRIVATA DA VIA LEONARDO DA V**	**1.040.460**

4.8	AREAS AND TOWN PLANNING
For each asset of the Aries Portfolio, the valuation was carried out.  To perform the valuation, four different surface types have been considered:
GROSS AREA AS IS:  Given by the Client, is the Gross Area of each asset in the As Is conditions.  This Area was provided splitted in Area Below Ground, Parking GF / Balcony and Area Above Ground.  The sum of the Area Below Ground and the Area Above Ground correspond to the Internal Area.;
COMMERCIAL AREA AS IS:  Calculated by applying appropriate coefficients to the Gross Area As Is.  This area was used for the determination of the ERV in the Market Analysis.  The applied coefficients are:
●	80% for the Area Below Ground
●	30% for the Parking GF / Balcony
●	100% for the Area Above Ground
For the assets for which only the Internal Area was provided, a coefficient equal to 100% has been applied.
CAPEX GROSS AREA:  equivalent to the Commercial Area As Is, this surface was considered in the determination of RCA for all the buildings and the calculation of the Refurbishment Cost in the models that use the Residual Approach (both for the calculation of the MV and the VPV).
COMMERCIAL AREA A.U. (Alternative use):  Calculated by applying appropriate coefficients to the Gross Area As Is.  This area was used for the determination of the GDV in the models that use the Residual Approach (both for the calculation of the MV and the VPV).  The applied coefficients are:
ASSETS WITH A CHANGE OF USE IN RESIDENTIAL/OFFICE
● 30% for the Area Below Ground
● 30% for th Parking GF / Balcony
● 100% for the Area Above Ground
For the assets for which the Internal Area was provided, a coefficient equal to 100% has been applied.
OTHER ASSETS
● 80% for the Area Below Ground
● 30% for th Parking GF / Balcony

● 100% for the Area Above Ground
For the assets for which only the Internal Area was provided, a coefficient equal to 100% has been applied.
TOWN PLANNING:  We have analysed the whole zoning documentation provided and we can confirm that each asset is compliant with the current zoning regulation.  We would like to point out that for the VPV calculation (where we have assumed a change of use) we have indicated the best alternative use, according to the context and the micro/macro location but we cannot confirm that this transformation will be in line with the future zoning regulation (according to the most recent zoning regulations the change of use is now easier to be obtained, but still to be discussed and confirmed by the local administration).
5	CONCLUSIONS
Based on the above information, we believe that under the current market conditions, at 31 December 2018 the value attributable to the Aries Portfolio is:
€ 151,580,000.00
(Euro One Hundred Fifty-One Million Five Hundred Eighty Thousand/00)
It should be highlighted that the above Portfolio Market Value takes into consideration the lease contracts currently ongoing and an initial free rent period (if contractualized) of 15.5 months; once this free rent period expires, it is plausible to hypothesize that the Portfolio Value will increase.
The valuation was produced in relation to the specific assignment conferred by Zodiac Holdings, LLC and Nucleus SPV, LLC, pursuant to and in accordance with article 16, clause 5 of Ministerial Decree no. 30 of 5th March 2015; all the mentioned subjects are in possession of the requirements prescribed by clause 2 of the same article 16.
The Colliers Real Estate Services Italia Srl team participating in the valuation process for this property consisted of the following individuals:
● MRICS Arch.  Giulia Longo (CEO – Head of valuation process);
● MRICS Alessandro Gravinese (Head of Valuation International Client – Project leader);
● Matteo Basile (Head of Valuation - Milan);
● Angelica Treccarichi (Senior Valuer).
● Elisa Franzosi (Valuer);

SIGNATURES
Colliers Real Estate Services Italia Srl con socio unico

By:	Arch. Giulia Longo MRICS
Name:
Title:

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